                                                                     EXHIBIT 1.1

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                          AVALONBAY COMMUNITIES, INC.



                               MEDIUM-TERM NOTES
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE


                             DISTRIBUTION AGREEMENT

                               DECEMBER 21, 1998



                            PAINEWEBBER INCORPORATED
                          FIRST UNION CAPITAL MARKETS
                          J.P. MORGAN SECURITIES INC.
                     NATIONSBANC MONTGOMERY SECURITIES LLC
                            WARBURG DILLON READ LLC





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

                               TABLE OF CONTENTS

                                                                                  PAGE
1.                                                          DESCRIPTION OF NOTES   1
2.                                                          APPOINTMENT AS AGENT   3
     (a)                                                             Appointment   3
     (b)                                                            Sale of Note   3
     (c)                                                  Purchases as Principal   3
     (d)                                                  Solicitations as Agent   3
     (e)                                                                Reliance   4
3.                                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY   4
     (a)           Effectiveness of Registration Statement; Filing of Prospectus   4
     (b)                                          Compliance with Securities Act   4
     (c)                                                  Incorporated Documents   5
     (d)                            Organization, Power and Authority of Company   5
     (e)    Organization, Power and Authority and Capitalization of Subsidiaries   5
     (f)                                                   Capital Stock Matters   6
     (g)                                                    Financial Statements   6
     (h)                                    Company's Internal Accounting System   7
     (i)                                                                   Notes   7
     (j)                                    Distribution Agreement and Indenture   8
     (k)                                                                  Rating   9
     (l)                                              No Material Adverse Change   9
     (m)                                       Company Not an Investment Company   9
     (n)                                      No Material Actions or Proceedings   9
     (o)                                     Filing and Enforceability Contracts   9
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                               TABLE OF CONTENTS
                                  (CONTINUED)
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
                                                                                  PAGE
     (p)                                                     Compliance With Law   9
     (q)                                            No Further Consents Required  10
     (r)                                                     Title to Properties  10
     (s)                                            Mortgages; Community Matters  11
     (t)                                                         Title Insurance  11
     (u)                                        Accuracy of Company's Statements  11
     (v)                                  No Price Stabilization or Manipulation  11
     (w)                                                       No Labor Disputes  11
     (x)                                               No Unlawful Contributions  11
     (y)                                      Compliance With Environmental Laws  12
     (z)                                                     Hazardous Materials  12
     (aa)                   Periodic Review of Costs of Environmental Compliance  13
     (bb)                                        Property and Casualty Insurance  13
     (cc)                                                            REIT Status  14
     (dd)                                                            Tax matters  14
     (ee)                                                         No Plan Assets  14
     (ff)                                     Distribution of Offering Materials  14
     (gg)                        No Infringement of Intellectual Property Rights  14
     (hh)                                      No Applicable Registration Rights  14
     (ii)                                                   Form S-3 Eligibility  14

4.                                PURCHASES AS PRINCIPAL; SOLICITATIONS AS AGENT  14
     (a)                                                  Purchases as Principal  14

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                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                  PAGE
     (b)                                                  Solicitations as Agent  16
     (c)                                               Administrative Procedures  16
     (d)                               Agents' Obligations Several and Not Joint  17
5.                                                      COVENANTS OF THE COMPANY  17
     (a)                                              Amendments and Supplements  17
     (b)                                        Notification Upon Certain Events  17
     (c)                                         Compliance With Securities Laws  17
     (d)                                            Copies of Offering Documents  18
     (e)                          Copies of Securities Filings and Distributions  18
     (f)                                                     Earnings Statements  18
     (g)                                                     Payment of Expenses  18
     (h)                                                  Blue Sky Qualification  19
     (i)                                  No Price Stabilization or Manipulation  19
     (j)                                                   Rating Agency Matters  19
     (k)                                             Establishing Terms of Notes  19
     (l)                                                         Use of Proceeds  19
     (m)                                      Preparation of Pricing Supplements  19
     (n)                                         Unaudited Financial Information  20
     (o)                                           Audited Financial Information  20
     (p)                                                             REIT Status  20
     (q)                                     Market Stand-Off Pending Settlement  20
     (r)                                              Market Stand-Off Generally  20
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                               TABLE OF CONTENTS
                                  (CONTINUED)
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
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
6.                              CONDITIONS OF AGENTS' OBLIGATIONS AT THE CLOSING  21
     (a)                                              Opinion of Company Counsel  21
     (b)                                          Opinion of Company Tax Counsel  21
     (c)       Letter of Company Special Counsel Regarding Tax Exempt Financings
                                                               and Other Matters  21
     (d)                     Letter of Company Special Counsel Regarding Certain
                                                          Real Estate Operations  21
     (e)                                        Opinion of Counsel to the Agents  21
     (f)                                                          Comfort Letter  22
     (g)                                                   Officers' Certificate  23
     (h)                             No Stop Orders or Unmet Commission Requests  24
     (i)                                              No Material Adverse Change  24
     (j)                                        No Material Litigation Commenced  25
     (k)     Accuracy of Representations and Warranties; Observance of Covenants  25
     (l)                                                  Blue Sky Qualification  25
     (m)                                                         Other Documents  25
     (n)                   Special Conditions for Agents' Purchases as Principal  25
7.                     DELIVERY OF AND PAYMENT FOR NOTES SOLD THROUGH THE AGENTS  26
8.                                           ADDITIONAL COVENANTS OF THE COMPANY  27
     (a)                         Reaffirmation of Representations and Warranties  27
     (b)                                     Subsequent Delivery of Certificates  27
     (c)                                   Subsequent Delivery of Legal Opinions  27
     (d)                       Subsequent Delivery of Letters of Special Counsel  28
     (e)                                  Subsequent Delivery of Comfort Letters  28
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                                  (CONTINUED)
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
9.                                              INDEMNIFICATION AND CONTRIBUTION  29
      (a)                           Indemnification of the Agents by the Company  29
      (b)                     Indemnification of the Company and its Directors,
                              Certain Officers and Control Persons by the Agents  30
      (c)                                                             Procedures  30
      (d)                                                           Contribution  31
      (e)                      Survival of Indemnity and Contribution Provisions  32
      10                                       REIMBURSEMENT OF AGENTS' EXPENSES  32
      11                      REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY  32
      12                                                          ROLE OF AGENTS  32
      13                                                             TERMINATION  33
      14                                                                 NOTICES  34
      15                                                                 PARTIES  35
      16                                                           GOVERNING LAW  35
      17                                                            COUNTERPARTS  35
      18                                                          ENFORCEABILITY  35
      19                                       WAIVER OF RIGHTS TO TRIAL BY JURY  35
      20                                            AMENDMENTS AND MODIFICATIONS  36
EXHIBIT A  Terms of Notes
EXHIBIT B  Administrative Procedures Agreement
     PART I    Administrative Procedures for Certificates Notes and Generally
               Applicable Administrative Procedures
     PART II   Administrative Procedures for Global Note Method of Book-Entry
               Notes
     PART III  Administrative Procedures for Master Note Method of Book-Entry
               Notes
EXHIBIT C      Form of Opinion of Counsel to the Company
SCHEDULE I     Information in the Prospectus Furnished by any Agent
SCHEDULE II    List of Subsidiaries
SCHEDULE III   Commissions


                          AvalonBay Communities Inc.

                               Medium-Term Notes
                  Due Nine Months or More From Date of Issue

                            Distribution Agreement
                            ----------------------


                                                               December 21, 1998

PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York  10019

First Union Capital Markets
One First Union Center
300 So. College Street/TW6
Charlotte, North Carolina  28288

J.P. Morgan Securities Inc.
60 Wall Street
New York, New York  10260

NationsBanc Montgomery Securities LLC
100 N. Tryon Street, 7th Floor
Charlotte, NC  28255

Warburg Dillon Read LLC
677 Washington Boulevard
Stamford, Connecticut  06901


Ladies and Gentlemen:


          AvalonBay Communities, Inc., a Maryland corporation (the "Company"), confirms its agreement with PaineWebber Incorporated, First Union Capital Markets, J.P. Morgan Securities Inc., NationsBanc Montgomery Securities LLC and Warburg Dillon Read LLC (each, an "Agent" and collectively, the "Agents"), with respect to the issue and sale from time to time by the Company of its Medium-Term Notes Due Nine Months or More From Date of Issue (the "Notes"), as follows:

          Capitalized terms used but not otherwise defined herein shall have the meanings given to those terms in the Prospectus (as defined herein).

          1. DESCRIPTION OF NOTES. The Company proposes to issue the Notes under that certain Indenture, dated as of January 16, 1998 (the "Original Indenture"), as supplemented by that certain First Supplemental Indenture, dated as of January 20, 1998, that certain Second Supplemental Indenture, dated as of July 7, 1998, and that certain Third Supplemental Indenture, dated as of the date hereof (collectively and together with the Original

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Indenture and any additional indentures supplemental thereto entered into after the date hereof, the "Indenture") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"). As of the date of this agreement (this "Distribution Agreement"), the Company has authorized the issuance and sale of up to U.S. $400,000,000 aggregate initial offering price (or its equivalent, based upon the applicable exchange rate at the time of issuance, in such foreign or composite currencies as the Company shall designate at the time of issuance) of Notes to or through the Agents pursuant to the terms of this Distribution Agreement [, as such amount may be reduced by the aggregate initial offering price of any other debt securities issued by the Company, whether within or without the United States, pursuant to the registration statement referred to below]. It is understood, however, that the Company may from time to time authorize the issuance of additional Notes and that such additional Notes may be sold to or through the Agents or through or to other agents pursuant to the terms of this Distribution Agreement, all as though the issuance of such Notes were authorized as of the date hereof.

          This Distribution Agreement provides both for the sale of Notes by the Company to one or more Agents as principal for resale to investors and other purchasers and for the sale of Notes by the Company directly to investors (as may from time to time be agreed to by the Company and the applicable Agent), in which case the applicable Agent will act as an agent of the Company in soliciting offers for the purchase of Notes.

          The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-60875) for the registration of debt securities, including the Notes, under the Securities Act of 1933, as amended (the "Securities Act"), and the offering thereof from time to time in accordance with Rule 430A or Rule 415 of the rules and regulations of the Commission thereunder (the "Securities Act Rules and Regulations"). Such registration statement has been declared effective by the Commission. Such registration statement (and any further registration statements which may be filed by the Company for the purpose of registering additional Notes and in connection with which this Distribution Agreement is included or incorporated by reference as an exhibit) and the prospectus constituting a part thereof (including in each case the information, if any, deemed to be part thereof pursuant to Rule 430A(b) of the Securities Act Rules and Regulations), and any prospectus supplement and pricing supplement relating to the Notes, including all documents incorporated therein by reference, as from time to time amended or supplemented by the filing of documents pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the Securities Act or otherwise, is referred to herein as the "Registration Statement." A prospectus supplement (the "Prospectus Supplement") setting forth the terms of the offer of the Notes contemplated by this Distribution Agreement, and additional information concerning the Company has been or will be prepared and will be filed by the Company pursuant to Rule 424(b) of the Securities Act

Rules and Regulations, on or before the second business day after it is first used in connection with the offer and sale of Notes under this Distribution Agreement (or such earlier time as may be required by the Securities Act Rules and Regulations). The final form of prospectus included in the Registration Statement, as supplemented by the Prospectus Supplement (including any supplement to the Prospectus that sets forth the purchase price, interest rate or formula, maturity date and other terms of a particular issue of Notes and all documents incorporated therein by reference (each, a "Pricing Supplement")), is referred to herein as the "Prospectus," except that if any revised prospectus, whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the Securities Act Rules and Regulations, shall be provided to the Agents by the Company for use in connection with the offer and sale of any of the Notes under this Distribution Agreement, the term "Prospectus" shall refer to such revised prospectus from and after the time such documents are first provided to the Agents for such use. If the Company elects to rely on Rule 434 promulgated pursuant to the Securities Act, all references to the Prospectus shall be deemed to include, without limitation, the form of prospectus and the term sheet, taken together, provided to the Agents by the Company in reliance on such Rule 434. Any registration statement (including any supplement thereto or information which is deemed part thereof) filed by the Company under Rule 462(b) of the Securities Act Rules and Regulations (a "Rule 462(b) Registration Statement") shall be deemed to be part of the Registration Statement. Any prospectus (including any amendment or supplement thereto or information which is deemed part thereof) included in the Rule 462(b) Registration Statement shall be deemed to be part of the Prospectus. For purposes of this Distribution Agreement, all references to the Registration Statement, the Prospectus, any preliminary prospectus or any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval System (EDGAR), and such copy shall be identical (except to the extent permitted by Regulation S-T) to any Prospectus delivered to any Agent for use in connection with the offering of the Notes by the Company.

          2.  APPOINTMENT AS AGENT.


              (a) Appointment. Subject to the terms and conditions stated herein and subject to the reservation by the Company of the right to solicit, sell or accept offers for Notes directly on its own behalf, the Company hereby appoints the Agents as its exclusive agents (except as described below), for the purpose of soliciting and receiving offers to purchase Notes from the Company by others and, on the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, each Agent agrees to use reasonable efforts to solicit and receive offers to purchase Notes upon terms acceptable to the Company at such times and in such amounts as the Company shall from time to time specify. The Company agrees that Notes will be sold exclusively to or through the Agents except as otherwise described below. The Company may accept offers to purchase Notes through an agent other than an Agent (and, in connection therewith, may respond to inquiries and requests for information from any such agents), provided that (i) the Company shall not have solicited such offers, (ii) the Company and such agent shall have executed an agreement with respect to such purchases having terms and conditions (including, without limitation, commission rates) with respect to such purchases substantially the same as the terms and conditions that would apply to such purchases under this Distribution Agreement if such agent were an Agent (which may be accomplished by incorporating by reference in such agreement the terms and conditions of this Distribution Agreement) and (iii) the Company shall provide the Agents with a copy of such agreement promptly following the execution thereof.

              (b) Sale of Notes. The Company shall not sell or approve the solicitation of offers for the purchase of Notes in excess of the amount which shall be authorized by the Company from time to time or in excess of the aggregate initial offering price of Notes registered pursuant to the Registration Statement. The Agents shall have no responsibility for maintaining records with respect to the aggregate initial offering price of Notes sold, or of otherwise monitoring the availability of Notes for sale, under the Registration Statement.

              (c) Purchases as Principal. The Agents shall not have any obligation to purchase Notes from the Company as principal, but one or more Agents may agree from time to time to purchase Notes as principal for resale to investors and other purchasers determined by such Agent or Agents. Any such purchase of Notes by an Agent or Agents as principal shall be made in accordance with Section 4(a) hereof.

              (d) Solicitations as Agent. If agreed upon by an Agent and the Company, such Agent, acting solely as agent for the Company and not as principal, will solicit offers for the purchase of Notes. Such Agent will communicate to the Company, orally, each offer to purchase Notes solicited by it on an agency basis, other than those offers rejected by such Agent. Such Agent shall have the right, in its discretion reasonably exercised, to reject any proposed purchase of Notes, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein. The Company shall have the right to withdraw, cancel or modify any offer hereunder without notice and the sole right to accept offers to purchase the Notes and may reject any such offer in whole or in part and any such rejection shall not be deemed a breach of its agreements contained herein. Such Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by it and accepted by the Company. Such Agent shall not have any liability to the Company in the event that any such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Notes to a purchaser whose offer it has accepted, the Company shall (i) hold such Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) notwithstanding such default, pay to such Agent any commission to which it would otherwise be entitled.

              (e) Reliance. The Company and the Agents agree that any Notes purchased by one or more Agents as principal shall be purchased, and any Notes the placement of which an Agent arranges as agent shall be placed by such Agent, in reliance on the representations, warranties, covenants and agreements of the Company contained herein and on the terms and conditions and in the manner provided herein.

          3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to and agrees with each Agent as of the date hereof, as of the date of each acceptance by the Company of an offer for the purchase of Notes (whether to an Agent as principal or through an Agent as agent), as of the date of each delivery of Notes (whether to an Agent as principal or through an Agent as agent (each a "Delivery Date")) (the date of each such delivery to an Agent as principal being hereafter referred to as a "Settlement Date"), and as of any time that the Registration Statement or the Prospectus shall be amended or supplemented (it being understood that such representations, warranties and agreements shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented to each such time) as follows:

              (a) Effectiveness of Registration Statement; Filing of Prospectus. The Company has filed with the Commission a registration statement on Form S-3 (File No. 333-60875) for the registration of debt securities, including the Notes, under the Securities Act, and the offering thereof from time to time in accordance with Rule 430A or Rule 415 of the Securities Act Rules and Regulations. Such registration statement has been declared effective by the Commission. The Prospectus Supplement setting forth the terms of the offer of the Notes contemplated by this Distribution Agreement, and additional information concerning the Company has been or will be prepared and will be filed by the Company pursuant to Rule 424(b) of the Securities Act Rules and Regulations, on or before the second business day after it is first used in connection with the offer and sale of Notes under this Distribution Agreement (or such earlier time as may be required by the Securities Act Rules and Regulations).

              (b) Compliance with Securities Act. Each part of the Registration Statement, when such part became or becomes effective, and the Prospectus and any amendment or supplement to such Registration Statement or such Prospectus, on the date of filing thereof with the Commission and as of the date hereof, complied or will comply in all material respects with the requirements of the Securities Act and the Securities Act Rules and Regulations; the Indenture, on the date of filing thereof with the Commission and as of the date hereof complied or will comply in all material respects with the requirements of the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (the "TIA"); each part of the Registration Statement, when such part became or becomes effective did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and as of the date hereof did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification under the TIA and (ii) statements in, or omissions from, any such document in reliance upon, and in conformity with, information concerning the Agents that was furnished to the Company by the Agents specifically for use in the preparation thereof. The Company acknowledges that the only information furnished to the Company by the Agents on or before the date hereof specifically for inclusion in the Registration Statement or the Prospectus is the information set forth in Schedule I hereto.
                                     ----------

              (c) Incorporated Documents. The documents incorporated by reference in the Registration Statement, the Prospectus and any amendment or supplement to such Registration Statement or such Prospectus, when they became or become effective under the Securities Act or were or are filed with the Commission under the Exchange Act, as the case may be, conformed or will conform in all material respects with the requirements of the Securities Act, the Securities Act Rules and Regulations, the Exchange Act and the rules and regulations of the Commission thereunder (the "Exchange Act Rules and Regulations"), as applicable.

              (d) Organization, Power and Authority of Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland with the power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and otherwise to conduct its business as described in the Registration Statement and Prospectus. The Company is duly licensed or qualified to do business and in good standing in each jurisdiction in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary except where the failure to be so qualified, considering all such cases in the aggregate, will not have a material adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries (as hereinafter defined), taken as a whole.

              (e) Organization, Power and Authority and Capitalization of Subsidiaries. As of the date of this Agreement, the only subsidiaries (as defined in the Securities Act Rules and Regulations) of the Company are the entities listed on Schedule II attached hereto. Each of the Company's
                        -----------
     subsidiaries is an entity duly organized or formed, as the case may be, and, in the case of each such subsidiary that is a corporation, limited partnership or limited liability company (each a "Subsidiary" and, collectively, the "Subsidiaries") is validly existing and in good standing under the laws of its respective jurisdiction of organization or incorporation. Each of the Company's subsidiaries has full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and otherwise to conduct its business as described in the Registration Statement and the Prospectus. Each of the Subsidiaries is duly licensed or qualified to do business in good standing as a corporation, limited partnership or limited liability company, as the case may be, in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary except where the failure to be so qualified, considering all such cases in the aggregate, will not have a material adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole. Except for the stock or other interests in the subsidiaries and as disclosed in the Registration Statement, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, trust, association or other entity. Complete and correct copies of the charter of the Company, as amended through the date hereof (collectively, the "Charter"), and the bylaws of the Company, as amended through the date hereof (the "Bylaws"), and the charter documents of each of its subsidiaries and all amendments thereto have been delivered to counsel for the Agents. Except as otherwise described in the Registration Statement or the Prospectus, or as described in Schedule II, all of the issued and
                                        -----------
     outstanding capital stock of each corporate Subsidiary of the Company has been duly authorized and will be, as of the Closing Date, validly issued, fully paid and non-assessable and owned by the Company.

              (f) Capital Stock Matters. The outstanding securities of the Company, including the outstanding shares of common stock, $0.01 par value (the "Common Stock"), and the outstanding shares of each series of preferred stock (the "Preferred Stock") have been duly authorized and are validly issued, fully paid and nonassessable by the Company and conform to the description thereof in the Prospectus. Except as set forth in the Registration Statement or the Prospectus, the Company does not have outstanding any option to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any of its securities or any shares of capital stock of any subsidiary or any such warrants, convertible securities or obligations, except for shares of Common Stock to be issued to certain employees in connection with the deferment of income, shares of Common Stock issuable pursuant to awards granted or to be granted under the Company's 1994 Stock Incentive Plan, as amended and restated, shares of Common Stock issuable under the Company's 1996 Non-Qualified Employee Stock Purchase Plan, shares of Common Stock issuable under the Company's Dividend Reinvestment and Stock Purchase Plan and shares of Common Stock issuable upon redemption or conversion of units of limited partnership interests.

              (g) Financial Statements. The financial statements and schedules included or incorporated by reference in the Registration Statement and the Prospectus set forth fairly the financial condition of the respective entity or entities presented as of the dates indicated and the results of operations and changes in financial position for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein and except to the extent that Avalon Properties, Inc. applied different principles than the Company prior to its merger with and into the Company and except, in the case of interim periods, for the notes thereto and normal year-end adjustment). The pro forma financial statements of the Company included in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X of the Commission and the pro forma adjustments have been properly applied to the historical amounts in the compilation of such statements. No other financial statements (or schedules) of the Company or any predecessor of the Company are required by the Securities Act or the Securities Act Rules and Regulations to be included in the Registration Statement or the Prospectus. PricewaterhouseCoopers LLP (together with any other nationally recognized accounting firm that the Company may from time to time engage, the "Accountants"), who have reported on the financial statements and schedules which are audited, are independent accountants with respect to the Company as required by the Securities Act and the Securities Act Rules and Regulations. The statements included in the Registration Statement with respect to the Accountants pursuant to Rule 509 of Regulation S-K of the Securities Act Rules and Regulations are true and correct in all material respects.

              (h) Company's Internal Accounting System. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets and financial and corporate books and records is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

              (i) Notes. The Notes are as of the date hereof duly authorized by the Company for issuance and sale pursuant to this Distribution Agreement and the Indenture; and when duly authenticated and delivered by the Trustee in accordance with the terms of the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee), against payment of the consideration therefor, the Notes will be valid and legally binding obligations of the Company entitled to the benefit of the Indenture and will be enforceable against the Company in accordance with their terms, subject, as to enforcement, to (i) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or law), (iii) the discretion of the court before which any proceeding therefor may be brought, (iv) requirements that a claim with respect to any Notes payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law and (v) governmental authority to limit, delay or prohibit the making of payments outside the United States (collectively, the "Enforceability Limitations") and authorization of the Notes did not, and the execution, delivery and performance of the Notes will not, constitute a breach or violation of, or a default under, or conflict with, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, or result in the creation or imposition of any lien, charge or encumbrance upon the Communities or any of the other assets of the Company or any of its subsidiaries pursuant to the terms or provisions of, the Charter or Bylaws of the Company, the articles or certificate of incorporation or bylaws or partnership agreement or operating agreement of any of the Company's subsidiaries or any Contract (as defined herein) or any judgment, ruling, decree, order, law, statute, rule or regulation of any court or other governmental agency or body applicable to the Communities or the business or properties of the Company or any of its subsidiaries, except as disclosed in the Prospectus or except for such instances as, individually or in the aggregate, do not involve a material risk to the business, properties, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole; the Indenture has been duly qualified under the TIA and prior to the issuance of the Notes will be duly authorized, executed and delivered by the Company, and assuming due authorization, execution and delivery thereof by the Trustee, will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Enforceability Limitations; the Notes and the Indenture will conform in all material respects to the statements relating thereto contained in the Prospectus; and the Notes are, in all material respects, in the form contemplated by the Indenture. Upon payment of the purchase price and delivery of the Notes in accordance with this Distribution Agreement, each of the purchasers thereof will receive good, valid and marketable title to such Notes, free and clear of all liens, charges and encumbrances.

              (j) Distribution Agreement and Indenture. The Company has the corporate power and authority to enter into this Distribution Agreement, the Indenture, the Notes and each Terms Agreement (as defined herein). This Distribution Agreement and the Indenture have been duly authorized, executed and delivered by the Company and constitute valid and binding agreements of the Company, enforceable against the

     Company in accordance with the terms hereof and thereof, except to the extent that enforcement thereof may be limited by the Enforceability Limitations. The execution, delivery and the performance of this Distribution Agreement, the Indenture and each Written Terms Agreement (as defined herein) and the entry into, and the performance of, each non-written Terms Agreement and the consummation of the transactions contemplated herein and therein did not and will not constitute a breach or violation of, or a default under, or conflict with, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, or result in the creation or imposition of any lien, charge or encumbrance upon the Communities or any of the other assets of the Company or any of its subsidiaries pursuant to the terms or provisions of, the Charter or Bylaws of the Company, the articles or certificate of incorporation or bylaws or partnership agreement or operating agreement of any of the Company's subsidiaries or any material contract, lease or other instrument to which the Company or any of its subsidiaries is a party or by which any of their property may be bound or any judgment, ruling, decree, order, law, statute, rule or regulation of any court or other governmental agency or body applicable to the Communities or the business or properties of the Company or any of its subsidiaries, except as disclosed in the Prospectus or except for such instances as, individually or in the aggregate, do not involve a material risk to the business, properties, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole.

              (k) Rating. At the time of each Settlement Date, the Notes will be rated at least Baa1 by Moody's Investors Service, Inc. ("Moody's") and at least BBB+ by Standard & Poor's Ratings Service ("S&P" and, together with Moody's, the "Rating Agencies"), or such other rating as to which the Company shall have most recently notified the Agents pursuant to Section 5(b)(iv) hereof.

              (l) No Material Adverse Change. Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company and its subsidiaries, taken as a whole, have not incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company and its subsidiaries taken as a whole, and there has not been any material change in the capital stock, short-term debt or long-term debt of the Company, or any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or other), business, prospects, net worth or results of operations of the Company and its subsidiaries taken as a whole.

              (m) Company Not an Investment Company. The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

              (n) No Material Actions or Proceedings. Except as set forth in the Registration Statement and the Prospectus, there is not pending or, to the knowledge of the Company, threatened any action, suit or proceeding against or affecting the Company or any of its subsidiaries or any of their respective directors, partners or officers in their capacity as such, or any of the Current Communities, the Development Communities or the Redevelopment Communities (each as defined in the Prospectus and collectively, the

       "Communities") before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding might, individually or in the aggregate, have a material adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole.

              (o) Filing and Enforceability of Contracts. There are no contracts or documents of a character required to be described in the Prospectus or to be filed as exhibits to the Registration Statement by the Securities Act or the Securities Act Rules and Regulations that have not been so described or filed (the "Contracts"). All Contracts executed and delivered on or before the date hereof to which the Company or any subsidiary of the Company is a party have been duly authorized, executed and delivered by the Company or such subsidiary and, assuming due authorization, execution and delivery thereof by the other parties thereto, constitute valid and binding agreements of the other parties thereto, enforceable against such parties in accordance with the terms thereof, subject to the Enforceability Limitations.

              (p) Compliance With Law. Each of the Company and its subsidiaries has complied in all material respects with all laws, regulations and orders applicable to it or their respective businesses and properties where the failure to comply would, individually or in the aggregate, have a material adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole; neither the Company nor any of its subsidiaries is, and upon consummation of each sale of a Note, none of them will be, in default under any Contract, the violation of which would individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole, and no other party under any such Contract to which the Company or any of its subsidiaries is a party is, to the knowledge of the Company, in default in any material respect thereunder; the Company is not in violation of its Charter or Bylaws; except as disclosed in the Prospectus, the Company and each of its subsidiaries have or, upon each Delivery Date, will have all governmental licenses (including, without limitation, a California real estate brokerage license and a California general contractor's license, if applicable), permits, consents, orders, approvals and other authorizations required to carry on its business as contemplated in the Prospectus, and none of them has received any notice of proceedings relating to the revocation or modification of any such governmental license, permit, consent, order, approval or other authorization which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole.

              (q) No Further Consents Required. No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Distribution Agreement and the Indenture in connection with the issuance or sale of the Notes by the Company, except such as may be required under the Securities Act, the Exchange Act, the TIA or state securities or blue sky laws; and the Company has full power and authority to authorize, issue and sell the Notes as contemplated by this Distribution Agreement and the Indenture, free of any preemptive or similar rights.

              (r) Title to Properties. The Company, or its subsidiaries, as applicable, has good and marketable title to the Communities, and the Communities are not subject to any liens or encumbrances except for monetary liens as set forth in the Prospectus or the Registration Statement, non-delinquent property taxes, utility easements and other immaterial non-monetary liens or encumbrances of record. All liens, charges, encumbrances, claims or restrictions on or affecting the Communities which are required to be disclosed in the Prospectus are disclosed therein. Except as is disclosed in the Registration Statement or the Prospectus and except as would not, in the aggregate, have a material adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, (i) each of the Company and each of its subsidiaries has valid, subsisting and enforceable leases with its tenants for the properties described in the Prospectus as leased by it, (ii) no tenant under any of the leases pursuant to which the Company or any subsidiary leases its properties has an option or right of first refusal to purchase the premises demised under such lease, (iii) the use and occupancy of each of the properties of the Company and its subsidiaries complies in all material respects with all applicable codes and zoning laws and regulations, (iv) the Company has no knowledge of any pending or threatened condemnation or zoning change that will in any material respect affect the size of, use of, improvements of, construction on, or access to any of the properties of the Company or its subsidiaries, and (v) the Company has no knowledge of any pending or threatened proceeding or action that will in any manner affect the size of, use of, improvements on, construction on, or access to any of the properties of the Company or its subsidiaries.

              (s) Mortgages; Community Matters. Except as disclosed in the Registration Statement, the mortgages and deeds of trust encumbering the Communities are not convertible nor will the Company or any of its subsidiaries hold a participating interest therein and such mortgages and deeds of trust are not cross-defaulted or cross-collateralized to any property not to be owned directly or indirectly by the Company. To the knowledge of the Company (i) the present use and occupancy of each of the Communities complies with all applicable codes and zoning laws and regulations, if any, except for such failures to comply which would not individually or in the aggregate have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole; and (ii) there is no pending or, to the Company's knowledge, threatened condemnation, zoning change, environmental or other proceeding or action that will in any material respect affect the size of, use of, improvements on, construction on, or access to the Communities, except for such proceedings or actions that would not individually or in the aggregate have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole.

              (t) Title Insurance. Title insurance in favor of the mortgagee, the Company or its Subsidiaries is maintained with respect to each of the Communities, in an amount at least equal to the greater of (i) the cost of acquisition of such property and

     (ii) the cost of construction by the Company and its subsidiaries of the improvements located on such property (measured at the time of such construction), except, in each case, where the failure to maintain such title insurance would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole.

              (u) Accuracy of Company's Statements. No statement, representation, warranty or covenant made by the Company in this Distribution Agreement or made in any certificate or document required by this Distribution Agreement to be delivered to the Agents was or will be, when made, inaccurate, untrue or incorrect.

              (v) No Price Stabilization or Manipulation. Except as stated in the Prospectus, neither the Company nor any of its directors, officers or controlling persons has taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Notes to facilitate the sale or resale of the Notes.

              (w) No Labor Disputes. No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company after due inquiry and investigation, is threatened, which, in either case, would have a material adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole.

              (x) No Unlawful Contributions. Neither the Company nor any of its subsidiaries nor, to the Company's knowledge, any employee or agent of the Company of any subsidiary has made any payment of funds of the Company or any subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus which has not been so disclosed.

              (y)  Compliance With Environmental Laws.  As of each Delivery
     Date the Company, and each of its subsidiaries (i) will be in compliance in all material respects with any and all applicable foreign, Federal, state and local laws and regulations relating to the protection of human health and safety, the Hazardous Materials (as defined below), or hazardous or toxic wastes, pollutants or contaminants (the "Environmental Laws"); (ii) will have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) will be in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals are otherwise disclosed in the Prospectus or would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries taken as a whole.

              (z)  Hazardous Materials.

                   (i) None of the Company or any partnership or other subsidiary that owns a Community (each a

     "Partnership") has at any time, and, to the best knowledge of the Company after due inquiry and investigation, no other party has, at any time, handled, buried, stored, retained, refined, transported, processed, manufactured, generated, produced, spilled, allowed to seep, leak, escape or leach, or be pumped, poured, emitted, emptied, discharged, released, injected, dumped, transferred or otherwise disposed of or dealt with, Hazardous Materials (as hereinafter defined) on, to, above under, in, into or from the Communities, except as disclosed in the environmental reports previously delivered to the Agents or referred to in the Prospectus, or such as would not individually or in the aggregate have a material adverse effect on the Company and its subsidiaries, taken as a whole. Neither the Company nor its subsidiaries intends to use the Communities or any subsequently acquired properties described in the Prospectus for the purpose of handling, burying, storing, retaining, refining, transporting, processing, manufacturing, generating, producing, spilling, seeping, leaking, escaping, leaching, pumping, pouring, emitting, emptying, discharging, releasing, injecting, dumping, transferring or otherwise disposing of or dealing with Hazardous Materials, except for the use, storage and transportation of small quantities of substances that are regularly used as office supplies, household cleaning supplies, gardening supplies, or pool maintenance supplies in compliance with applicable Environmental Laws and in accordance with prudent business practices and good hazardous materials storage and handling practices.

                   (ii) None of the Company or the Partnerships, to the best knowledge of the Company after due inquiry and investigation, knows of any seepage, leak, escape, leach, discharge, injection, release, emission, spill, pumping, pouring, emptying or dumping of Hazardous Materials into waters on, under or adjacent to the Communities or onto lands from which such hazardous or toxic waste or substances might seep, flow or drain into such waters, except as disclosed in the environmental reports previously delivered to the Agents or referred to in the Prospectus or such as would not individually or in the aggregate have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                   (iii) None of the Company or the Partnerships to the best knowledge of the Company after due inquiry and investigation, has received notice of, or has knowledge of any occurrence or circumstance which, with notice or passage of time or both, would give rise to, any claim under or pursuant to any Environmental Law pertaining to Hazardous Materials, hazardous or toxic waste or substances on or originating from the Communities arising out of the conduct of any such party, including, without limitation, pursuant to any Environmental Law, except as disclosed in the environmental reports previously delivered to the Agents or referred to in the Prospectus or such as would not individually or in the aggregate have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               As used herein, "Hazardous Material" shall include, without limitation, any flammable materials or explosives, petroleum or petroleum-based products, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials, asbestos or any material as defined by any Federal, state or local environmental law, ordinance, rule, or regulation including, without limitation, Environmental Laws, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.) ("CERCLA"), the
                                                      -- ---
     Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801,

     et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C.
     -- ---
     Section 9601, et seq.), and in the regulations adopted and publications
                   -- ---
     promulgated pursuant to each of the foregoing or by any Federal, state or local governmental authority having or claiming jurisdiction over the Communities as described in the Prospectus.

               (aa) Periodic Review of Costs of Environmental Compliance. In the ordinary course of its business, each of the Company and the Partnerships conducts a periodic review of the effect of Environmental Laws on its business, operations and properties in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for investigation, clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review and on the basis of the reviews conducted by the Company in connection with the Communities, the Company has reasonably concluded that such associated costs and liabilities would not individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries taken as a whole.

               (bb) Property and Casualty Insurance. The Company and its subsidiaries maintain property and casualty insurance (other than earthquake insurance) in favor of the Company and its subsidiaries with respect to each of the Communities, in an amount and on such terms as is reasonable for businesses of the type proposed to be conducted by the Company and its subsidiaries. The Company maintains earthquake insurance on the Communities to the extent described in the Form 8-K filed with the Commission on the date hereof. Neither the Company nor any subsidiary has received from any insurance company notice of any material defects or deficiencies affecting the insurability of any of the Communities (other than with respect to seismic activities).

               (cc) REIT Status. The Company has elected to be taxed as a REIT under the Code and will use its best efforts to continue to be organized and will continue to operate in a manner so as to qualify as a "real estate investment trust" ("REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), unless the Board of Directors determines that it is no longer in the best interest of the Company to continue to be so qualified.

               (dd) No Plan Assets. Neither the assets of the Company nor its subsidiaries constitute, nor will such assets, as of the Closing Date, constitute, "plan assets" under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

               (ee) Distribution of Offering Materials. The Company has not distributed and, prior to the later to occur of (i) the Closing Date and
     (ii) completion of the distribution of the Notes, will not distribute any offering material in connection with the offering and sale of the Notes other than the Registration Statement, the Prospectus or other materials, if any, permitted by the Securities Act.

               (ff) Form S-3 Eligibility. The Company satisfies all conditions and requirements for the use of a Registration Statement on Form S-3 under the Securities Act and the Securities Act Rules and Regulations.

          4.  PURCHASES AS PRINCIPAL; SOLICITATIONS AS AGENT.

               (a) Purchases as Principal. If so agreed by one or more of the Agents and the Company in each instance, Notes may be purchased by such Agent or Agents as principal. An Agent's commitment to purchase Notes as principal shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. In addition, in connection with each such sale, the Company and such Agent or Agents will enter into a supplemental agreement (a "Terms Agreement") that will provide for the terms of the sale of such Notes to, and the purchase thereof by, such Agent or Agents (which terms, unless otherwise agreed, shall, to the extent applicable, include those terms specified in Exhibit A hereto). Each Terms Agreement shall take the form of either (i) an oral agreement between such Agent or Agents and the Company, with written confirmation prepared by such Agent or Agents and mailed to the Company, or (ii) a written agreement between such Agent or Agents and the Company (a "Written Terms Agreement"). Unless the context otherwise requires, references herein to this "Distribution Agreement" shall include the applicable Terms Agreement of one or more Agents to purchase Notes from the Company as principal. Each purchase of Notes, unless otherwise agreed, shall be at a discount from the principal amount of each such Note equivalent to the applicable commission set forth in Schedule III hereto. The Agents may engage the services of any other broker or dealer in connection with the resale of the Notes purchased by them as principal and may allow any portion of the discount received in connection with such purchases from the Company to such brokers and dealers. At the time of each purchase of Notes by one or more Agents as principal, the Company and such Agent or Agents shall agree in the Terms Agreement whether any stand-off provision (as referred to in Section 5(r) hereof) or any officers' certificate, opinion of counsel or comfort letter (as referred to in Sections 8(b), 8(c) and 8(e) hereof) will be required. If the Company and two or more Agents enter into an agreement pursuant to which such Agents agree to purchase Notes from the Company as principal and one or more of such Agents shall fail at the Settlement Date to purchase the Notes which it or they are obligated to purchase (the "Defaulted Notes"), then the nondefaulting Agents shall have the right, within 24 hours thereafter, to make arrangements for one of them or one or more other Agents or underwriters to purchase all, but not less than all, of the Defaulted Notes in such amounts as may be agreed upon and upon the terms herein set forth; provided, however, that if such arrangements shall not have been completed within such 24-hour period, then:

               (i) if the aggregate principal amount of Defaulted Notes does not exceed 10% of the aggregate principal amount of Notes to be so purchased by all of such Agents on the Settlement Date, the nondefaulting Agents shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective initial underwriting obligations bear to the underwriting obligations of all nondefaulting Agents; or

               (ii) if the aggregate principal amount of Defaulted Notes exceeds 10% of the aggregate principal amount of Notes to be so purchased by all of such Agents on the Settlement Date, such agreement shall terminate without liability on the part of any nondefaulting Agent.

               No action taken pursuant to this paragraph shall relieve any defaulting Agent from liability in respect of its default. In the event of any such default which does not result in a termination of such agreement, either the nondefaulting Agents or the Company shall have the right to postpone the Settlement Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

               Unless otherwise specified in a Terms Agreement, if an Agent or Agents are purchasing Notes as principal, it or they, as the case may be, may resell such Notes to other dealers. Any such sales may be at a discount, which shall not exceed the amount set forth in the Prospectus Supplement relating to such Notes.

               (b) Solicitations as Agent. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, when agreed by the Company and an Agent, such Agent, as an agent of the Company, will use its reasonable efforts to solicit offers to purchase the Notes upon the terms and conditions set forth herein and in the Prospectus. The Agents are not authorized to appoint sub-agents with respect to Notes sold through them as agents. All Notes sold through an Agent as agent will be sold at 100% of their principal amount unless otherwise agreed to by the Company and such Agent.

               The Company reserves the right, in its sole discretion, to suspend solicitation of offers for the purchase of Notes through an Agent, as agent, commencing at any time for any period of time or permanently. As soon as practicable, but not later than one business day, after receipt of instructions from the Company, such Agent will suspend solicitation of offers for the purchase of Notes from the Company until such time as the Company has advised such Agent that such solicitation may be resumed. During the period of time that such solicitation is suspended, the Company shall not be required to deliver, or cause to be delivered, any opinions, letters, or certificates in accordance with Section 8 hereof; provided that if the Registration Statement or Prospectus is amended or supplemented during the period of suspension (other than by an amendment or supplement providing solely for a change in the interest rates, redemption provisions, amortization schedules or maturities offered for the Notes or for a change that the Agents deem to be immaterial), no Agent shall be required to resume soliciting offers to purchase Notes until the Company have delivered, or cause to be delivered, such opinions, letters and certificates in accordance with
     Section 8 hereof or as such Agent may reasonably request.

               Upon settlement, the Company agrees to pay to each Agent, as consideration for the sale of each Note resulting from a solicitation made or an offer to purchase received by such Agent, a commission, in the form of a discount from the purchase price of such Note equal to the applicable percentage of the principal amount of such Note as set forth in Schedule III hereto.

               (c) Administrative Procedures. The purchase price, interest rate or formula, maturity date and other terms of the Notes (as applicable) specified in Exhibit A hereto shall be agreed upon by the Company and the applicable Agent or Agents and specified in a Pricing Supplement to the Prospectus to be prepared by the Company in connection with each sale of Notes. Except as otherwise specified in the applicable Pricing Supplement, the Notes will be issued in denominations of U.S. $1,000 or any larger amount that is an integral multiple of U.S. $1,000. Administrative procedures with respect to the issuance and sale of Notes shall be agreed upon from time to time by the Company, the Agents and the Trustee (the "Procedures"), and initially such Procedures shall be as set forth in Exhibit B hereto. The Agents and the Company agree to perform, and the Company agrees to cause the Trustee to agree to perform, their respective duties and obligations specifically provided to be performed by them in the Procedures.

               (d) Agents' Obligations Several and Not Joint. The Company acknowledges that the obligations of the Agents under this Agreement are several and not joint.

          5. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Agents as follows:

               (a) Amendments and Supplements. During the period in which a prospectus relating to the Notes is required to be delivered under the Securities Act, the Company shall (i) notify the Agents promptly of the time when any subsequent amendment to the Registration Statement has become effective or any supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information, (ii) prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or Prospectus that, in your opinion, may be necessary or advisable in connection with your distribution of the Notes, and (iii) file no amendment or supplement to the Registration Statement or Prospectus (other than any document required to be filed under the Exchange Act that upon filing is deemed to be incorporated by reference therein) to which the Agents or your counsel shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing.

               (b) Notification Upon Certain Events. The Company shall advise you, promptly after it receives notice or otherwise learns, (i) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration

     Statement, (ii) of the suspension of the qualification or registration of the Notes for offering or sale in any jurisdiction, (iii) of the initiation or threatening (in writing) of any proceeding for any such purpose or (iv) of any change in the rating assigned by the Rating Agencies or any other "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act, to any debt securities (including the Notes) of the Company, or the public announcement by any nationally recognized statistical rating organization that it has under surveillance or review, with possible negative implications, its rating of any such debt securities, or the withdrawal by any nationally recognized statistical rating organization of its rating of such debt securities; and the Company will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

               (c) Compliance With Securities Laws. The Company shall comply with all requirements imposed upon it by the Securities Act, the Securities Act Rules and Regulations, the Exchange Act, the Exchange Act Rules and Regulations and the TIA as from time to time in force, so far as is necessary to permit the continuance of sales of, or dealings in, the Notes as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which, in the opinion of counsel to the Agents, the Registration Statement contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Securities Act, the Company will promptly notify the Agents and will amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

               (d) Copies of Offering Documents. The Company shall furnish to the Agents copies of the Registration Statement, the Prospectus (including all documents incorporated by reference therein) and all amendments and supplements to the Registration Statement and the Prospectus that are filed with the Commission during the period in which a prospectus relating to the Notes is required to be delivered under the Securities Act (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein), in each case as soon as available and in such quantities as the Agents may from time to time reasonably request.

               (e)  Copies of Securities Filings and Distributions.  The
     Company shall furnish the Agents with copies of filings of the Company under the Securities Act and Exchange Act and with all other financial statements and reports it distributes generally to the holders of any class of its capital stock during the period of five years commencing on the date upon which the Prospectus Supplement is filed pursuant to Rule 424(b) of the Securities Act Rules and Regulations.

               (f) Earnings Statements. The Company shall make generally available to its security holders and to the Agents as soon as practicable after each sale of Notes, earning statements (which need not be audited) that satisfy the provisions of Section 11(a) of the Securities Act and the Securities Act Rules and Regulations (including, without limitation, Rule 158 of the Securities Act Rules and Regulations) with respect to each sale of Notes.

               (g) Payment of Expenses. The Company shall pay, or reimburse if paid by you, whether or not the transactions contemplated by this Distribution Agreement are consummated or this Distribution Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Company under this Distribution Agreement, including but not limited to costs and expenses of or relating to (i) the preparation, printing and filing of the Registration Statement and exhibits thereto, the Prospectus and any amendment or supplement to the Registration Statement or the Prospectus, (ii) the word processing and reproduction of the Indenture and the Notes and the delivery of the Notes, (iii) the costs incurred by the Company in furnishing (including costs of shipping, mailing and courier) such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Notes by the Agents or by dealers to whom Notes may be sold, (iv) the filing fees and the fees and expenses of counsel to the Agents in connection with any filings required to be made with the National Association of Securities Dealers or its subsidiary NASD Regulation Inc., (iv) any registration or qualification of the Notes for offer and sale under the securities or blue sky laws of such jurisdictions designated by you, including the reasonable fees, disbursements and other charges of your counsel in connection therewith, and the preparation of any blue sky or legal investment memoranda, (iv) the fees charged by each of the Rating Agencies for the rating of the Notes at the request of the Company, (v) counsel (including local and special counsel) to the Company and any surveyors, engineers, appraisers, photographers, accountants and other professionals engaged by the Company,
     (vi) the transfer agent for the Notes, (vii) the costs and expenses of the Trustee under the Indenture, (viii) PricewaterhouseCoopers LLP or such other nationally-recognized accountants as may be engaged by the Company in connection with the offering of the Notes (the "Accountants") and (ix) the reasonable fees and disbursements of counsel to Agents incurred in connection with the establishment of the program relating to the Notes and incurred from time to time in connection with the transactions contemplated hereby.

               (h) Blue Sky Qualification. The Company shall qualify the notes for offering and sale under the applicable securities laws and real estate syndication laws of such states and other jurisdictions of the United States or Canada as the Agents may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Notes; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Notes have been qualified as above provided. The Company will promptly advise the Agents of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any such state or jurisdiction or the initiating or threatening of any proceeding for such purpose.

               (i) No Price Stabilization or Manipulation. The Company shall not take, at any time, directly or indirectly, other than in connection with this Distribution Agreement, any action designed to stabilize, or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute the stabilization of, the price of the Notes.

               (j) Rating Agency Matters. The Company shall take all reasonable action necessary to enable the Rating Agencies to provide their respective credit ratings of the Notes.

               (k) Establishing Terms of Notes. The Company shall execute and deliver a Supplemental Indenture or officer's certificate, as applicable, designating the Notes as the debt securities to be offered, and establishing the applicable terms and provisions of each Note in accordance with the provisions of the Indenture and any applicable Terms Agreement.

               (l) Use of Proceeds. The Company shall apply the net proceeds to the Company from the sale of the Notes by the Company as set forth under the caption "Use of Proceeds" in the Prospectus.

               (m) Preparation of Pricing Supplements. The Company shall prepare, with respect to any Notes to be sold to or through an Agent or Agents pursuant to this Distribution Agreement, a Pricing Supplement with respect to such Notes in a form previously approved by such Agent or Agents. The Company will deliver such Pricing Supplement no later than 11:00 a.m., New York City time, on the business day following the date of the Company's acceptance of the offer for the purchase of such Notes and will file such Pricing Supplement pursuant to Rule 424(b)(3) under the Securities Act not later than the close of business of the Commission on the fifth business day after the date on which such Pricing Supplement is first used.

               (n) Unaudited Financial Information. The Company shall furnish to the Agents, within two business days following the date on which such information is first released to the general public, interim financial statement information related to the Company with respect to each of the first three quarters of any fiscal year and preliminary financial statement information with respect to any fiscal year; and the Company shall cause the Prospectus to be amended or supplemented to include or incorporate by reference financial information with respect thereto and corresponding information for the comparable period of the preceding fiscal year, as well as such other information and explanations as shall be necessary for an understanding thereof and as shall be required by the Securities Act or the Securities Act Rules and Regulations.

               (o) Audited Financial Information. The Company shall furnish to the Agents, within two business days following the date on which such information is first released to the general public, financial information included in or derived from the audited financial statements of the Company for the preceding fiscal year; and the Company shall cause the Registration Statement and the Prospectus to be amended, whether by the filing of documents pursuant to the Exchange Act or the Securities Act or otherwise, to include or incorporate by reference such audited financial statements and the report or reports, and consent or consents to such inclusion or incorporation by reference, of the independent accountants with respect thereto, as well as such other information and explanations as shall be necessary for an understanding of such financial statements and as shall be required by the Securities Act or the Securities Act Rules and Regulations.

               (p) REIT Status. Unless the Board of Directors of the Company determines in its reasonable business judgment and pursuant the Charter that continued qualification as a "real estate investment trust" under the Code is not in the Company's best interest, the Company will use its best efforts to, and will continue to meet the requirements to, qualify as a "real estate investment trust" under the Code.

               (q) Market Stand-Off Pending Settlement. Between the date of any Terms Agreement and the Settlement Date with respect to such Terms Agreement, the Company will not, without such Agent's prior consent, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company substantially similar to such Notes (other than (i) the Notes that are to be sold pursuant to such Terms Agreement, (ii) Notes previously agreed to be sold by the Company, and (iii) commercial paper and short-term bank loans issued in the ordinary course of business (collectively, the "Market Stand-Off Exceptions")), except as may otherwise be provided in such Terms Agreement.

               (r) Market Stand-Off Generally. If requested by any Agent in connection with a purchase by it of Notes as principal in accordance with
     Section 4(a) hereof, the Company shall cause such transaction to be subject to the terms of such market stand-off provision as shall be agreed upon by the Company and such Agent at the time of such agreement to purchase Notes as principal.

          6. CONDITIONS OF AGENTS' OBLIGATIONS AT THE CLOSING. The obligations of the Agents to purchase Notes as principal and to solicit offers for the purchase of Notes as agent of the Company, and the obligations of any purchasers of the Notes sold through an Agent as agent, shall be subject to the accuracy of the representations and warranties of the Company herein, to the accuracy of the statements of the officers of the Company made in any certificate furnished pursuant to the provisions hereof, to the performance and observance by the Company of all of its covenants and agreements contained herein and to the following additional conditions precedent:

               (a) Opinion of Company Counsel. On the Commencement Date and, if called for by any Terms Agreement, on the corresponding Settlement Date, the relevant Agents shall have received the opinion of Goodwin, Procter & Hoar llp, counsel for the Company, dated the date of its delivery, to the effect set forth in Exhibit C.
                         ---------

               (b) Opinion of Company Tax Counsel. On the Commencement Date and, if called for by any Terms Agreement, on the corresponding Settlement Date, the relevant Agents shall have received the opinion of Goodwin, Procter & Hoar llp, tax counsel to the Company, dated the date of its delivery, to the effect that, subject to the assumptions and qualifications historically included by such counsel in opinions rendered in recent public offerings by AvalonBay Communities, Inc., commencing with the taxable year ending December 31, 1994, the form of organization of the Company and its operations are such as to enable the Company to qualify as a "real estate investment trust" under the applicable provisions of the Code.

               (c) Letter of Company Special Counsel Regarding Tax Exempt Financings and Other Matters. On the Commencement Date and, if called for by any Terms Agreement, on the corresponding Settlement Date, the relevant Agents shall have received a statement of Cox, Castle & Nicholson llp, counsel for the Company, dated the date of its delivery, to the effect that to the best of their knowledge statements relating to the Current Communities, the Development Communities, the Redevelopment Communities and the Development Rights (each as defined in the Prospectus) and tax-exempt bond financing in the Prospectus (but excluding the statistical and financial data, physical condition and construction status of such communities included therein) which involved transactions in which they represented the Company are materially fair and accurate.

               (d) Letter of Company Special Counsel Regarding Certain Real Estate Operations. On the Commencement Date and, if called for by any Terms Agreement, on the corresponding Settlement Date, the relevant Agents shall have received a statement of Goulston & Storrs, P.C., special counsel to the Company, dated the date of its delivery, to the effect that to the best of their knowledge certain statements regarding certain of the Company's real estate operations in the Prospectus are materially fair and accurate.

               (e) Opinion of Counsel to the Agents. On the Commencement Date and, if called for by any Terms Agreement, on the corresponding Settlement Date, the relevant Agents shall have received from O'Melveny & Myers llp, counsel to the Agents, such opinion or opinions, dated the date of its delivery, with respect to the organization of each of the Company, the validity of the Indenture, the Notes, the Registration Statement, the Prospectus and other related matters as the Agents reasonably may request, and such counsel shall have received such documents and information as they request to enable them to pass upon such matters.

               (f) Comfort Letter. On the Commencement Date and, if called for by any Terms Agreement, on the corresponding Settlement Date, the relevant Agents shall have received a letter from the Accountants, dated the date of its delivery, containing information of the type ordinarily included in accountants' "comfort letters" delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin) published by the American Institute of Certified Public Accountants, including, without limitation, statements to the effect that:

                   (i) They are independent public accountants with respect to the Company and the Subsidiaries within the meaning of the Securities Act and the Securities Act Rules and Regulations, and no information concerning their relationship with or interest in either of the Company is required by Item 10 of the Registration Statement.

                   (ii) In their opinion, the financial statements and supporting schedules examined by them and included or incorporated by reference in the Registration Statement and Prospectus and audited by them and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the Securities

          Act and the Securities Act Rules and Regulations with respect to registration statements on Form S-3 and the Exchange Act and the Exchange Act Rules and Regulations.

                   (iii) They have performed limited procedures, not constituting an audit, including a reading of the latest available unaudited interim consolidated financial statements of the Company, a reading of the minute books of the Company, inquiries of certain officials of the Company who have responsibility for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, and on the basis of such limited review and procedures nothing came to their attention that caused them to believe that:

                         (A) the unaudited financial statements of the Company included in the Registration Statement, or incorporated by reference therein, do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Rules and Regulations and the Exchange Act and the Exchange Act Rules and Regulations, or material modifications are required for them to be presented in conformity with generally accepted accounting principles;

                         (B) the operating data and balance sheet data included or incorporated by reference in the Prospectus were not determined on a basis substantially consistent with that used in determining the corresponding amounts in the audited financial statements included or incorporated by reference in the Registration Statement;

                         (C) the pro forma financial information included or incorporated by reference in the Registration Statement was not determined on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement; or

                         (D) at a specified date not more than five days prior to the date hereof, there had been any change in the capital stock of the Company or the Subsidiaries, or any increase in the debt of the Company or the Subsidiaries or any decrease in the net assets of the Company or their Subsidiaries, as compared with the amounts shown in the most recent consolidated balance sheet of the Company and the Subsidiaries, included in the Registration Statement or incorporated by reference therein, or, during the period from the date of the most recent consolidated statement of operations included in the Registration Statement or incorporated by reference therein to a specified date not more than five days prior to the date hereof, there were any decreases, as compared with the corresponding period in the preceding year, in revenues, net income or funds from operations of the Company and the Subsidiaries, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur.

                   (iv) In addition to the examination referred to in their report included in the Registration Statement and the Prospectus and the limited procedures referred to in clause (iii) above, they have carried out certain other specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included in the Registration Statement and the Prospectus and which are specified by the Agents, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and their Subsidiaries identified in such letter.

               (g) Officers' Certificate. On the Commencement Date and, if called for by any Terms Agreement, on the corresponding Settlement Date, the Agents shall have received from the Company a certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Agents, to the effect that:

                   (i) No stop order suspending the effectiveness of the Registration Statement has been issued and, to the best of such officers' information and belief, no proceeding for that purpose is pending or threatened by the Commission;

                   (ii) No order suspending the effectiveness of the Registration Statement or the qualification or registration of the Notes under the securities or Blue Sky laws of any jurisdiction is in effect and, to the best of such officers' information and belief, no proceeding for such purpose is pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction;

                   (iii) Any request for additional information on the part of the staff of the Commission or any such authorities has been complied with to the satisfaction of the staff of the Commission or such authorities;

                   (iv) Each signer of such certificate has carefully examined the Registration Statement and the Prospectus (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus) and (A) as of the date of such certificate, such documents, taken together, are true and correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not untrue or misleading and (B) no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order (1) to make the statements therein not untrue or misleading in any material respect or (2) to otherwise comply with the disclosure requirements of Form S-3. There has been no document required to be filed under the Exchange Act and the Exchange Act Rules and Regulations that upon such filing would be deemed to be incorporated by reference into the Prospectus that has not been so filed;

                   (v) Each of the representations and warranties of the Company contained in this Distribution Agreement was, when originally made, and is, at the time such certificate is delivered, true and correct in all material respects;

                   (vi) Each of the covenants required to be performed by the Company herein on or prior to the delivery of such certificate has been duly, timely and fully performed in all material respects, and each condition herein required to be complied with by the Company on or prior to the date of such certificate has been duly, timely and fully complied with, in all material respects; and

                   (vii) Subsequent to the latter of the execution and delivery of the Distribution Agreement and the date of the most recent Terms Agreement through the date of such certificate, there has not occurred any downgrading in the rating accorded the Notes or any other debt securities of the Company by any Rating Agency nor has any notice been given to the Company of (A) any intended or potential downgrading by any Rating Agency in such securities, or (B) any review or possible change by any Rating Agency that does not indicate a stable, positive or improving rating accorded such securities.

               (h) No Stop Orders or Unmet Commission Requests. (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Notes under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities, and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus (other than any document required to be filed under the Exchange Act that upon filing is deemed to be incorporated by reference therein) shall have been filed unless a copy thereof was first submitted to the Agents and the Agents did not object thereto in good faith.

               (i) No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus, (ii) there shall not have been any material change on a consolidated basis, in the equity capitalization or long-term debt of the Company, or any adverse change in the rating assigned to any securities of the Company, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus, and (iii) neither the Company nor any of its subsidiaries shall have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Agents any such development makes it impracticable or inadvisable to offer or deliver the Notes on the terms and in the manner contemplated in the Prospectus.

               (j) No Material Litigation Commenced. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of its subsidiaries or any of their respective officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole.

               (k) Accuracy of Representations and Warranties; Observance of Covenants. At each Delivery Date, each of the representations and warranties of the Company contained herein shall be true and correct in all material respects, as if made at such Delivery Date, and all covenants and agreements contained herein to be performed on the part of the Company and all conditions contained herein to be fulfilled or complied with by the Company at or prior to such Delivery Date, shall have been duly performed, fulfilled or complied with.

               (l) Blue Sky Qualification. The Notes shall be qualified for sale in the jurisdictions designated pursuant to Section 5(h), each such qualification shall be in effect and not subject to any stop order or other proceeding.

               (m) Other Documents. On the Commencement Date and on each Delivery Date, counsel to the Agents shall have been furnished with such other documents and opinions as such counsel may reasonably require for the purpose of enabling such counsel to pass upon the issuance and sale of Notes as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of Notes as herein contemplated shall be satisfactory in form and substance to the Agents and to counsel to the Agents.

               (n) Special Conditions for Agents' Purchases as Principal. The obligations of the Agents to purchase Notes as principal will be subject to the following further conditions: (i) the rating assigned by each of the Rating Agencies, or any other nationally recognized securities rating agency, to any debt securities of the Company as of the date of the agreement to purchase Notes as principal shall not have been lowered and no such rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its ratings of any debt securities of the Company since that date and (ii) there shall not have come to the attention of any Agent any facts that would cause such Agent to believe that the Prospectus, at the time it was required to be delivered to a purchaser of the Notes, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading.

          The documents required to be delivered by this Section 6 as a condition precedent to each Agent's obligation to begin soliciting offers to purchase Notes as an agent of the Company shall be delivered to the Agents at the San Francisco office of O'Melveny & Myers llp, counsel for the Agents, not later than 3:00 p.m., San Francisco time, on the date hereof, or at such other time and/or place as the Agents and the Company may agree, but in no event later than the day prior to the earlier of (i) the date on which the Agents begin soliciting offers to purchase Notes and (ii) the first date on which the Company accepts any offer by an Agent to purchase Notes pursuant to a Terms Agreement. The date of delivery of such documents is referred to herein as the "Commencement Date."

          All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Agents and their counsel. The Company will furnish the Agents with such conformed copies of such opinions, certificates, letters and other documents as the Agents shall reasonably request.

          If any condition specified in this Section 6 shall not have been fulfilled when and as required to be fulfilled, this Distribution Agreement may be terminated by the Agents by notice to the Company at any time and any such termination shall be without liability of any party to any other party, except that the covenant regarding provision of an earnings statement set forth in
Section 5(f) hereof, the indemnity and contribution agreements set forth in
Section 9 hereof, the provisions concerning payment of expenses under Section 10 hereof, the provisions concerning the representations, warranties and agreements to survive delivery of Section 11 hereof, the provisions relating to parties set forth in Section 15 and the provisions relating to governing law set forth in
Section 16 hereof shall remain in effect.

          7. DELIVERY OF AND PAYMENT FOR NOTES SOLD THROUGH THE AGENTS. Delivery of Notes sold through any Agent as agent shall be made by the Company to such Agent for the account of any purchaser only against payment therefor in immediately available funds. In the event that a purchaser shall fail either to accept delivery of or to make payment for a Note on the date fixed for settlement, such Agent shall promptly notify the Company and deliver such Note to the Company and, if such Agent has theretofore paid the Company for such Note, the Company will promptly return such funds to such Agent unless the failure arose from the gross negligence or willful misconduct of such Agent or from a default by such Agent in the performance of its obligations hereunder. If such failure occurred for any reason other than the gross negligence or willful misconduct of such Agent or from a default by such Agent in the performance of its obligations hereunder, the Company will reimburse such Agent on an equitable basis for its loss of the use of the funds for the period such funds were credited to the Company's account.

          8. ADDITIONAL COVENANTS OF THE COMPANY. The Company covenants and agrees with the Agents that:

               (a) Reaffirmation of Representations and Warranties. Each acceptance by the Company of an offer for the purchase of Notes (whether to an Agent as principal or through an Agent as agent), and each delivery of Notes (whether to an Agent as principal or through an Agent as agent), shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Distribution Agreement and in the most recent certificate (for each type of certificate) theretofore delivered to any Agent pursuant hereto (and if the applicable Agent has not received a copy of such certificate, one shall be supplied) are true and correct in all material respects at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to such Agent or to the purchaser, as the case may be, of the Note or Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and Prospectus as amended and supplemented to each such time).

               (b) Subsequent Delivery of Certificates. Each time that there is filed with the Commission any Quarterly Report on Form 10-Q or Annual Report on Form 10-K incorporated by reference into the Prospectus, and otherwise only (i) as may be required in connection with a sale pursuant to
     Section 4(a) or (ii) at such times as may be reasonably requested by an Agent following the occurrence of any event that such Agent reasonably considers to be a material adverse change to the business, prospects, properties, financial position or results of operations of the Company and its subsidiaries, taken as a whole, the Company shall furnish or cause to be furnished to the Agents forthwith a certificate, dated the date of filing with the Commission of such document, the date of such sale or the date requested by such Agent, as applicable, in form reasonably satisfactory to such Agent, to the effect that the statements contained in the certificate referred to in Section 6(g) hereof which were last furnished to the Agents are true and correct at the time of such filing, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate substantially similar to the certificate referred to in Section 6(g) hereof, modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

               (c) Subsequent Delivery of Legal Opinions. Each time that there is filed with the Commission any Quarterly Report on Form 10-Q or Annual Report on Form 10-K incorporated by reference into the Prospectus, and otherwise only (i) as may be required in connection with a sale pursuant to Section 4(a) or (ii) at such times as may be reasonably requested by an Agent following the occurrence of any event that such Agent reasonably considers to be material adverse change to the business, prospects, properties, financial position or results of operations of the Company taken as a whole, the Company shall furnish or cause to be furnished forthwith, and in any case promptly upon request, to the Agents and to counsel to the Agents the written opinions of counsel to the Company, dated the date of filing with the Commission of such document, the date of such sale or the date requested by such Agent, as applicable, to the effect of the opinions and statements referred to in Sections 6(a)and 6(b) and in form and substance reasonably satisfactory to the Agents, which opinions may include such reductions or limitations as shall be reasonably satisfactory to the Agents, and shall be modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion or, in lieu of such opinion, counsel last furnishing such opinion to the Agents may furnish the Agents with a letter substantially to the effect that the Agents may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).

               (d) Subsequent Delivery of Letters of Special Counsel. Each time that there is filed with the Commission any Annual Report on Form 10-K incorporated by reference into the Prospectus, and otherwise only (i) as may be required in connection with a sale pursuant to Section 4(a) or (ii) at such times as may be reasonably requested by an Agent following the occurrence of any event that such Agent reasonably considers to be material adverse change to the business, prospects, properties, financial position or results of operations of the Company taken as a whole, the Company shall furnish or cause to be furnished forthwith, and in any case promptly upon request, to the Agents and to counsel to the Agents letters from special counsel to the Company, dated the date of filing with the Commission of such document, the date of such sale or the date requested by such Agent, as applicable, to the effect of the statements referred to in Sections 6(c) and 6(d) and in form and substance reasonably satisfactory to the Agents, which opinions may include such reductions or limitations as shall be reasonably satisfactory to the Agents, and shall be modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion or, in lieu of such opinion, counsel last furnishing such opinion to the Agents may furnish the Agents with a letter substantially to the effect that the Agents may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).

               (e) Subsequent Delivery of Comfort Letters. Each time that there is filed with the Commission any Quarterly Report on Form 10-Q or Annual Report on Form 10-K incorporated by reference into the Prospectus, and otherwise only (i) as may be required in connection with a sale pursuant to Section 4(a) or (ii) at such times as may be reasonably requested by an Agent following the occurrence of any event that such Agent reasonably believes may have caused a material adverse change to the financial position or results of operations of the Company and its consolidated subsidiaries, taken as a whole, the Company shall cause the Accountants forthwith to furnish the Agents a letter, dated the date of the filing of such document with the Commission, the date of such sale or the date requested by such Agent, as applicable, in form and substance reasonably satisfactory to the Agents, substantially similar to the portions of the letter referred to in clauses (i) and (ii) of Section 6(f) hereof (but modified to relate to the Registration Statement and Prospectus as amended and supplemented to the date of such letter) and substantially similar to the portions of the letter referred to in clauses (iii) and (iv) of said Section 6(f) with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company.

          9.  INDEMNIFICATION AND CONTRIBUTION.

               (a) Indemnification of the Agents by the Company. The Company will indemnify and hold harmless the Agents and their directors, officers, employees and agents and each person, if any, who controls any Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all investigative, legal and other expenses reasonably incurred in connection with, and any and all amounts paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred, to which an Agent, or any such person, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, or in any application or other document executed by or on behalf of the Company or based on written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Notes under the securities laws thereof or filed with the Commission, (ii) the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading or (iii) any act or failure to act or any alleged act or failure to act by an Agent in connection with, or relating in any manner to, the Notes or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, liability, expense or damage arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent it is finally judicially determined by a court of competent jurisdiction that such loss, claim, liability, expense or damage resulted directly from any such acts or failures to act undertaken or omitted to be taken by an Agent through gross negligence or willful misconduct); provided that the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Notes to any person by an Agent and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to an Agent furnished in writing to the Company by such Agent expressly for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus.

               (b) Indemnification of the Company and its Directors, Certain Officers and Control Persons by the Agents. The Agents will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company and each officer of the Company who signs the Registration

     Statement to the same extent as the foregoing indemnity from the Company to the each Agent, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to an Agent furnished in writing to the Company by such Agent expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus. This indemnity will be in addition to any liability that an Agent might otherwise have; provided, however, that in no case shall an Agent be liable or responsible for any amount in excess of the total discount or commission received by such Agent in connection with the offering of the Notes that were the subject of the claim for indemnification.

               (c) Procedures. Any party that proposes to assert the right to be indemnified under this Section 9 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this
     Section 9, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this
     Section 9 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party,
     (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld). No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 9 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes a unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding.

               (d) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 9 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or the Agents, the Company and any applicable Agent will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than an Agent, such as persons who control the Company within the meaning of the Securities Act and officers of the Company who signed the Registration Statement, who also may be liable for contribution) to which the Company and any applicable Agent may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and any applicable Agent on the other. The relative benefits received by the Company on the one hand and any applicable Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of any Notes (before deducting expenses) received by the Company bear to the total commissions received by applicable Agent or Agents. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and any applicable Agent, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or an Agent, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 9(d) shall be deemed to include, for purpose of this Section 9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
     Section 9(d), no Agent shall be required to contribute any amount in excess of the commissions and other compensation received by such Agent and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9(d), any person who controls a party to this Distribution Agreement within the meaning of the Securities Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 9(d), will notify any such party or parties from whom contribution may be sought but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 9(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

               (e) Survival of Indemnity and Contribution Provisions. The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of the Company contained in this Distribution Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by an Agent or on its behalf, (ii) acceptance of any of the Notes and payment therefore or (iii) any termination of this Distribution Agreement.

          10. REIMBURSEMENT OF AGENTS' EXPENSES. If the Company shall fail to perform any agreement on its part to be performed hereunder, or if any condition of the Agents' obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse any applicable Agent for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by such Agent in connection with this Distribution Agreement, and upon demand the Company shall pay the full amount thereof to such Agent. If this Distribution Agreement is terminated pursuant to Section 13 by reason of the default of any Agent, the Company shall not be obligated to reimburse such Agent on account of those expenses.

          11. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Distribution Agreement or in certificates of officers of the Company submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Agent or any con-trolling person of such Agent, or by or on behalf of the Company or of any of its Subsidiaries, and shall survive each delivery of and payment for any of the Notes.

          12. ROLE OF AGENTS. In acting under this Agreement and in connection with the sale of any Notes by the Company (other than Notes sold to an Agent as principal), each Agent is acting solely as agent of the Company and does not assume any obligation towards or relationship of agency or trust with any purchaser of Notes. An Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Company, but such Agent shall not have any liability to the Company in the event any such purchase is not consummated for any reason. If the Company shall default in its obligations to deliver Notes to a purchaser whose offer it has accepted, the Company shall hold the relevant Agent harmless against any loss, claim, damage or liability arising from or as a result of such default and shall, in particular, pay to such Agent the commission it would have received had such sale been consummated.

          13. TERMINATION. The Company shall have the right to terminate this Distribution Agreement with respect to any or all of the Agents at any time by giving notice hereunder to the Agents as hereinafter specified. The Agents shall have the right by giving notice as hereinafter specified at any time to terminate this Distribution Agreement if (i) the Company shall have failed, refused or been unable, at any time, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Agents' obligations hereunder is not fulfilled when due, (iii) the rating assigned by either of the Rating Agencies to the Company or the Notes as of or subsequent to the date of this Distribution Agreement shall have been lowered since that date or if either of the Rating Agencies shall have publicly announced that it has under surveillance or review for the purpose of considering lowering such rating, its rating of the Company or the Notes, (iv) trading in any of the equity securities of the Company shall have been suspended by the Commission, the NASD, by an exchange that lists such equity securities or by the Nasdaq Stock Market, (v) trading in securities generally on the New York Stock Exchange or the Nasdaq Stock Market shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange or over the counter market, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or the NASD or any court or other governmental authority, (vi) a general banking moratorium shall have been declared by either Federal or New York State authorities, (vii) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred the effect of any of which is such as to make it, in the sole judgment of the Agents, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus, or (viii) if there shall have come to the attention of the Agents any facts that would cause them to believe that the Prospectus, at the time it was required to be delivered to a purchaser of Notes, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time of such delivery, not misleading. As used in this Section 13, the term "Prospectus" means the Prospectus in the form first provided to the Agents for use in confirming sales of the related Notes. In the event of any such termination, neither party will have any liability to the other party hereto, except that (i) an Agent shall be entitled to any commission earned in accordance with the third paragraph of Section 4(b) hereof, (ii) if at the time of termination (a) such Agent shall own any Notes purchased by it as principal with the intention of reselling them or (b) an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser or his agent of the Note or Notes relating thereto has not occurred, the covenants set forth in Sections 5 and 8 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be, and (iii) the covenant set forth in Section 5(f) hereof, the provisions of Section 10 hereof, the indemnity and contribution agreements set forth in Section 9 hereof, and the provisions of Sections 11, 15 and 16 hereof shall remain in effect.

          14. NOTICES. All notices or communications hereunder shall be in writing and shall be mailed, delivered or telecopied and confirmed (a) if to the Company, to:

               AvalonBay Communities, Inc.
               2900 Eisenhower Avenue, Suite 300
               Alexandria, Virginia 22314
               Attention: Thomas J. Sargeant
               Telephone:  703-317-4635
               Telecopy:  703-329-0060


with a copy to:

               Goodwin, Procter & Hoar llp
               Exchange Place
               53 State Street
               Boston, Massachusetts  02109-2881
               Attention: David W. Watson, P.C.
               Telephone:  617-570-1888
               Telecopy:  617-523-1231


(b) and if to the Agents to:

               PaineWebber Incorporated
               1285 Avenue of the Americas
               New York, New York  10019
               Attention:  Corporate Real Estate Department
               Telephone:  212-713-7911
               Telecopy:  212-713-7949


               with a copy to:

               O'Melveny & Myers llp
               275 Battery Street, Suite 2600
               San Francisco, CA  94111-3305
               Attention:  Peter T. Healy, Esq.
               Telephone:  (415) 984-8833
               Telecopy:  (415) 984-8701

               First Union Capital Markets
               One First Union Center
               300 So. College Street/TW6
               Charlotte, North Carolina  28288
               Attention:  James T. Williams, Jr.
               Telephone:  (704) 383-8766
               Telecopy:  (704) 383-9527

               J.P. Morgan Securities Inc.
               60 Wall Street, 13th Floor
               New York, NY  10260
               Attention:  Transaction Execution Group
               Telephone:  (212) 648-9080
               Telecopy:  (212) 648-5151

               NationsBanc Montgomery Securities LLC
               100 N. Tryon Street, 7th Floor
               Charlotte, NC  28255
               Attention: Debt Finance Group
               Telephone:  704-386-7800
               Telecopy:  704-388-9939

               Warburg Dillon Read LLC
               677 Washington Boulevard
               Stamford, Connecticut  06901
               Attention:  Christopher Forshner
               Telephone:  (203) 719-8244
               Telecopy:  (203) 719-7139


          Any party to this Distribution Agreement may change such address for notices by sending to the other parties to this Distribution Agreement written notice of a new address for such purpose.

          15. PARTIES. This Distribution Agreement shall inure to the benefit of and be binding upon the Agents and the Company and their respective successors. Nothing expressed or mentioned in this Distribution Agreement is intended, or shall be construed, to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Section 9 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Distribution Agreement or any provision herein contained. This Distribution Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase.

          16. GOVERNING LAW. THIS DISTRIBUTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

          17. COUNTERPARTS. This Distribution Agreement may be executed in one or more counterparts, signature pages may be detached from such separately executed counterparts and reattached to other counterparts and, in each such case, the executed counterparts hereof shall constitute a single instrument. Signature pages may be delivered by telecopy.

          18. ENFORCEABILITY. In case any provision of this Distribution Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          19. WAIVER OF RIGHTS TO TRIAL BY JURY. The Company and the Agents each hereby irrevocably waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Distribution Agreement or the transactions contemplated hereby.

          20. AMENDMENTS AND MODIFICATIONS. This Distribution Agreement may not be amended or otherwise modified or any provision hereof waived except by an instrument in writing signed by the Agents and the Company.

                           [Signature page follows.]

          If the foregoing correctly sets forth the understanding between the Company and the several Agents, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the several Agents.

                                         AvalonBay Communities, Inc.

                                         By:
                                              ----------------------------
                                              Thomas J. Sargeant
                                              Chief Financial Officer

ACCEPTED as of the date first above written:

PAINEWEBBER INCORPORATED

By:
     ----------------------------
     Frederick T. Caven, Jr.
     Managing Director


FIRST UNION CAPITAL MARKETS

By:
     ----------------------------
Name:

Title:


J.P. MORGAN SECURITIES INC.

By:
     ----------------------------
Name:

Title:


NATIONSBANC MONTGOMERY SECURITIES LLC

By:
     ----------------------------
Name:
     Managing Director

WARBURG DILLON READ LLC

By:
     ----------------------------
Name:

Title:

                                   EXHIBIT A

                                 Terms of Notes
                                 --------------

          The following terms, if applicable, shall be agreed to by an Agent or Agents and the Company in connection with each sale of Notes:

[ ]  Book Entry
[ ]  Certificated

Principal Amount: $
     (or principal amount of foreign currency or composite currency)

Interest Payment Dates:
                        ---------------------------------
Interest Rate:
               -----------------
     [ ]  Fixed
     [ ]  Floating
If Floating Rate Note:
     Interest Rate Basis(es):
                               -----------------
     If LIBOR:
          [ ]  LIBOR Reuters Page:
                                   ------------
          [ ]  LIBOR Telerate Page:
                                   ------------
          Designated LIBOR Currency:
                                     ------------
     IF CMT Rate:
          Designated CMT Telerate Page:
                                        ------------
          If Telerate Page 7052:
               [ ]  Weekly Average
               [ ]  Monthly Average
          Designated CMT Maturity Index:
                                         ------------
     Index Maturity:

     Spread and/or Spread Multiplier, if any:
                                              ------------
     Initial Interest Rate, if any:
                                    ------------
     Initial Interest Reset Date:
                                  ------------
     Interest Reset Dates:
                           ------------
     Interest Payment Dates:
                             ------------
     Maximum Interest Rate, if any:
                                    ------------
     Minimum Interest Rate, if any:
                                    ------------
     Fixed Rate Commencement Date, if any:
                                           ------------
     Fixed Interest Rate, if any:
                                  ------------
     Day Count Convention:
                           ------------
     Calculation Agent:
                        ------------

Redemption Provisions:
     Initial Redemption Date:
                              ------------
     Initial Redemption Percentage:
                                    ------------
     Annual Redemption Percentage Reduction, if any:
                                                     ------------

Repayment Provisions:
     Optional Repayment Date(s):
                                 ------------

Original Issue Date:
                     ------------
Stated Maturity Date:
                      ------------
Specified Currency:
                    ------------
Exchange Rate Agent:
                     ------------
Authorized Denomination:
                         ------------
Purchase Price:       %, plus accrued interest, if any, from
                ------
Price to Public:      %, plus accrued interest, if any, from
                ------
Issue Price:
             ------------
Settlement Date and Time:
                          ------------
Additional/Other Terms:



          Also, in connection with the purchase of Notes by an Agent as principal, agreement as to whether the following will be required:

     [ ] Officers' Certificate pursuant to Section 8(b) of the Distribution Agreement.
     [ ] Legal Opinions of Company Counsel pursuant to Section 8(c) of the Distribution Agreement.
     [ ] Legal Opinions of Special Counsel (regarding tax exempt financings and certain property matters) pursuant to Section 8(d) of the Distribution Agreement.
     [ ]  Comfort Letter pursuant to Section 8(e) of the Distribution Agreement.
     [ ] Stand-off Agreement pursuant to Section 5(r) of the Distribution Agreement.

                              Exhibit A--Page 41

                                   EXHIBIT B

                      ADMINISTRATIVE PROCEDURES AGREEMENT
                      -----------------------------------


                          AVALONBAY COMMUNITIES, INC.
                            MEDIUM-TERM NOTE PROGRAM

                           ADMINISTRATIVE PROCEDURES



          The Medium-Term Notes Due Nine Months or More from Date of Issue (the "Notes") are to be offered on a continuous basis by AvalonBay Communities, Inc., a Maryland corporation (the "Issuer"). PaineWebber Incorporated, First Union Capital Markets, J.P. Morgan Securities Inc., NationsBanc Montgomery Securities LLC, and Warburg Dillon Read LLC, as agents (the "Agents"), have each agreed to use their best efforts to solicit purchases of the Notes. The Issuer reserves the right to sell Notes directly or indirectly on its own behalf to investors (other than broker-dealers). The Agents will not be obligated to, but may from time to time, purchase Notes as principal for their own account. The Notes are being sold pursuant to a Distribution Agreement dated December 21, 1998 (the "Agency Agreement"), among the Issuer, and the Agents, and will be issued pursuant to an indenture dated as of January 16, 1998 and all indentures supplemental thereto, including that certain First Supplemental Indenture, dated as of January 20, 1998, that certain Second Supplemental Indenture, dated as of July 7, 1998, and that certain Third Supplemental Indenture, dated the date of the Agency Agreement (collectively, the "Indenture"), between the Issuer and State Street Bank and Trust Company, as Trustee (the "Trustee"). Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Agency Agreement. The Notes have been registered under the Securities Act of 1933, as amended (the "Act").

          Each Note will be represented by either a Global Security (as defined in the Indenture), such Global Security, for purposes hereof either a global note (a "Global Note") or a master note (a "Master Note"), registered in the name of a nominee of The Depository Trust Company, as Depositary ("DTC") (a "Book-Entry Note"), or a certificate issued in definitive form (a "Certificated Note"). It is currently contemplated that both Notes that bear interest at a fixed rate (a "Fixed Rate Note") and Notes that bear interest at a variable rate (a "Floating Rate Note") and that are denominated and payable in U.S. dollars may be issued as Book-Entry Notes.

          Administrative procedures and specific terms of the offering are explained below. The Issuer will advise the Agents in writing of those persons handling administrative responsibilities with whom the Agents are to communicate regarding offers to purchase Notes and the details of their delivery. Administrative procedures may be modified from time to time as reflected in the applicable Pricing Supplement (as defined below) or elsewhere.

                                     PART I

                ADMINISTRATIVE PROCEDURES FOR CERTIFICATED NOTES
               AND GENERALLY APPLICABLE ADMINISTRATIVE PROCEDURES


Issue/Authentication Date:  Each Note shall be dated as of the date of its
-------------------------   authentication by the Trustee or an agent
                            designated by the Issuer for such purpose (the
                            "Designated Agent"). Each Note will also bear an original issue date (the "Issue Date") which, with respect to any Note (or portion thereof), shall mean the date of its original issuance (i.e., the settlement date) and shall be specified therein. The issue date will remain the same for all Notes subsequently issued upon transfer, exchange or substitution of an original Note regardless of their dates of authentication.

Maturities:                 Each Note shall mature on a Business Day, selected
----------                  by the purchaser and agreed to by the Issuer,
                            which shall be nine months or more from the date of issue.

Price to Public:            Each Note shall be issued at 100% of principal
---------------             amount unless otherwise specified in a supplement
                            to the Prospectus (a "Pricing Supplement").

Denominations:              The denominations of the Notes shall be $1,000 and
-------------               integral multiples of $1,000 in excess thereof.
                            (Any Notes denominated other than in U.S. dollars will be issuable in denominations as set forth in such Notes.)

Registration:               Notes shall be issued only in fully registered form.
------------

Minimum Purchase:           The minimum aggregate amount of Notes denominated
----------------            and payable in U.S. dollars which may be offered
                            to any purchaser will be $1,000.

Interest:                   General.  Each Note shall bear interest in
--------                    accordance with its terms, as described in the
                            Prospectus Supplement (as defined in the Agency
                            Agreement), as supplemented by the applicable
                            Pricing Supplement.

Calculation of Interest:    Interest on Fixed Rate Notes and interest rates on
-----------------------     Floating Rate Notes will be determined as set forth
                            in the form of Notes. With respect to Floating Rate
                            Notes, the Calculation Agent shall determine the interest rate for each Interest Reset Date and communicate such interest rate to the Issuer, and the Issuer will promptly notify the Trustee, or the Designated Agent, and the Paying Agent of each such determination.

Payments of Interest
--------------------
and Principal:              All interest payments (excluding interest payments
-------------               made at maturity) will be made by check mailed to
                            the person entitled thereto; provided, however, that if a holder of one or more Notes of like tenor and terms with an aggregate principal amount equal to or greater than U.S. $10,000,000 (or the equivalent thereof in foreign currencies or currency units) shall designate in writing to the Paying Agent at its corporate trust office in The City of New York on or prior to the Regular Record Date relating to the Interest Payment Date an appropriate account with a bank, the Paying Agent will, subject to applicable laws and regulations and until it receives notice to the contrary, make such payment and all succeeding payments to such person by wire transfer to the designated account. If a payment cannot be made by wire transfer because the information received by the Paying Agent is incomplete, a notice will be mailed to the holder at its registered address requesting such information.
                            Upon presentation of the relevant Note, the Trustee, or the Designated Agent, (or any duly appointed
                            Paying Agent) will pay in immediately available funds the principal amount of such Note at maturity and accrued interest, if any, due at maturity;
                            provided that the Note is presented to the Trustee, or the Designated Agent, (or any such Paying Agent) to make payments in accordance with its normal procedures. The Issuer will provide the Trustee, or the Designated Agent, (and any such Paying Agent) with funds available for such purpose. Notes presented to the Trustee, or the Designated Agent, at maturity for payment will be canceled and destroyed by the Trustee, or the Designated Agent, and a certificate of destruction will be delivered to the Issuer. On the fifth Business Day (as defined below) immediately preceding each interest payment date, the Trustee, or the Designated Agent, will furnish to the Issuer a statement showing the total amount of the interest payments to be made on such interest payment date. The Trustee, or the Designated Agent, will provide monthly to the Issuer a list of the principal and interest to be paid on Notes maturing in the next succeeding six months.
                            The Trustee, or the Designated Agent, will assume responsibility for withholding taxes on interest paid as required by law.

Acceptance of Offers:       The Agents will promptly advise the Issuer of each
--------------------        reasonable offer to purchase Notes received by it,
                            other than those rejected by the Agents. The Agents may, in their discretion reasonably exercised, without notice to the Issuer, reject any offer received by it, in whole or in part. The Issuer will have the right to withdraw, cancel or modify such offer without notice and will have the sole right to accept offers to purchase Notes and may reject any such offer, in whole or in part. If the Issuer rejects an offer, the Issuer will promptly notify the Agents.

                               Exhibit B--Page 44

Settlement:                 All offers accepted by the Issuer will be settled
----------                  on the third Business Day next succeeding the date
                            of acceptance unless otherwise agreed by any purchaser, the Agents and the Issuer. The settlement date shall be specified upon receipt of an offer.
                            Prior to 3:00 p.m., New York City time, on the business day prior to the settlement date, the Issuer will instruct the Trustee, or the Designated
                            Agent, to authenticate and deliver the Notes pursuant to the terms communicated by the Presenting
                            Agent (as defined below) pursuant to the next succeeding section no later than 2:15 p.m., New York
                            City time, on that day.

Details for Settlement:     For each offer accepted by the Issuer, the Agent who
----------------------      presented the offer (the "Presenting Agent") shall
                            communicate to the Issuer, Attention: Thomas J.
                            Sargeant, CFO (Fax No.: (703) 329-0060) who will provide a copy to the Trustee, Attention: Robert J.
                            Dunn (Fax No.: (617) 664-5151) and the Designated
                            Agent, if any, by facsimile transmission or other acceptable means the following information (the
                            "Purchase Information"):

       * Exact name in which the Note or Notes are to be registered ("registered owner").

       *                           Exact address of registered owner.

       * Taxpayer identification number of registered owner.

       *                           Principal amount of each Note to be
delivered to the registered owner.

       *                           Specified Currency and, if other than U.S.
dollar, denominations.

       * In the case of a Fixed Rate Note, the interest rate or, in the case of a Floating Rate Note, the interest rate formula, the Initial Interest Rate (if known at such time), Index Maturity, Interest Reset Period, Interest Reset Dates, Spread or Spread Multiplier (if any), minimum interest rate (if any) and maximum interest rate (if any).

       *                           Interest Payment Period and Interest
Payment Dates.

       *                           Maturity Date of Notes.

       *                           Issue Price of Notes.

       *                           Settlement date for Notes.

                               Exhibit B--Page 45

       * Presenting Agent's commission (to be paid in the form of a discount from the proceeds remitted to the Issuer upon settlement).

       *                           Redemption provisions, if any.

       *                           Repayment provisions, if any.

       *                           Original issue discount provisions, if any.

       * In the case of Currency Indexed Notes, the above-listed information, as applicable and the Base Exchange Rate(s), Base Interest Rate and Indexed Currencies.

       * In the case of Dual Currency Notes, the above listed information, as applicable, and the Optional Payment Currency, Designated Exchange Rate and Option Election Dates.

       * The issue date of, and the settlement date for, Notes will be the same. Before accepting any offer to purchase Notes to be settled in less than three days, the Issuer shall verify that the Trustee, or the Designated Agent, will have adequate time to prepare and authenticate the Notes. Prior to preparing the Notes for delivery, the Trustee, or the Designated Agent, will confirm the Purchase Information by telephone with the Presenting Agent and the Issuer.


Confirmation:               For each accepted offer, the Presenting Agent will
------------                issue a confirmation, in writing, telephonically
or through any other commonly used method of communication to the purchaser and a confirmation to the Issuer, Attention: Thomas J. Sargeant, CFO
(Fax No.: (703) 329-0060).


Note Deliveries
---------------
and Cash Payment:           Upon the receipt of appropriate documentation and
----------------            instructions from the Issuer and verification
                            thereof, the Trustee, or the Designated Agent, will cause the Notes to be prepared and authenticated and hold the Notes for delivery against payment.

                            The Trustee, or the Designated Agent, will deliver the Notes, in accordance with instructions from the Issuer, to the Presenting Agent, as the Issuer's agent, for the benefit of the purchaser only against payment in immediately available funds in an amount equal to the face amount of the Notes less the Presenting Agent's commission plus any premium or less any discount; provided, however, that the Trustee, or the Designated Agent, may deliver Notes to the Presenting Agent against receipt therefor and, later the same day, receipt of such funds in such amount. Upon receipt of such payment, the Trustee, or the Designated Agent, shall pay promptly an amount equal thereto

                               Exhibit B--Page 46
                            to the Issuer in immediately available funds by wire transfer to the following account of the Issuer:


                                  Bank:             Fleet National Bank
                                  ABA Number:       011 900 571
                                  Account Number:   1510350-03121
                                  For Credit To:    Fleet National Bank Loan
                                                    Clearance Account
                                  Reference:        AvalonBay Communities, Inc.
                                  Attn:             Kim Lewis  (860) 986-5982

                            The Presenting Agent, as the Issuer's agent, will deliver the Notes (with the written confirmation provided for above) to the purchaser thereof against payment by such purchaser in immediately available funds. Delivery of any confirmation or Note will be made in compliance with "Delivery of Prospectus" below.

Failure of Purchaser:       In the event that a purchaser shall fail to accept
--------------------        delivery of and make payment for a Note on the
                            settlement date, the Presenting Agent will notify the Trustee or the Designated Agent and the Issuer, by telephone, confirmed in writing. If the Note has been delivered to the Presenting Agent, as the Issuer's agent, the Presenting Agent shall return such Note to the Trustee, or the Designated Agent.
                            If funds have been advanced for the purchase of such Note, the Trustee, or the Designated Agent, will, immediately upon receipt of such Note contact the Issuer to the attention of Thomas J. Sargeant, CFO
                            (Fax No.: (703) 329-0060) advising the Issuer of such failure. At such time, the Issuer will refund the payment previously made by the Presenting Agent in immediately available funds. Such payments will be made on the settlement date, if possible, and in any event not later than the business day following the settlement date. If such failure shall have occurred for any reason other than the failure of the Presenting Agent to provide the Purchase
                            Information to the Issuer or to provide a confirmation to the purchaser, the Issuer will reimburse the Presenting Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Issuer.

                            Immediately upon receipt of the Note in respect of which the failure occurred, the Trustee, or the Designated Agent, will cause the Security Registrar to make appropriate entries to reflect the fact that the Note was never issued and will destroy the Note.

                               Exhibit B--Page 47

Procedure for Rate Changes: The Issuer and the Agents will discuss from time to -------------------------- time the price of, and the rates to be borne by, the Notes that may be sold as a result of the solicitation of offers by the Agent. Once an Agent has recorded any indication of interest in Notes upon certain terms, and communicated with the Issuer, if the Issuer plans to accept an offer to purchase Notes upon such terms, it will prepare a Pricing Supplement to the Prospectus, as then amended or supplemented, reflecting the terms of such Notes and will arrange to transmit such Pricing Supplement to the Commission for filing in accordance with and within the time prescribed by the applicable paragraph of Rule 424(b) under the Act. The Issuer will supply at least two copies of the Prospectus as then amended or supplemented, and bearing such Pricing Supplement, to the Presenting Agent. The Issuer shall use its reasonable best efforts to send such Pricing Supplement by telecopy or overnight express (for delivery by the close of business on the applicable trade date, but in no event later than 11:00 a.m. New York City time, on the Business Day following the applicable trade date) to the Presenting Agent and the Trustee at the following applicable address:

                                if to:  PaineWebber Incorporated
                                   to:  Fixed Income Division
                                        Attention:  Mike Sabatino
                                        1285 Avenue of the Americas, 11th Floor
                                        New York, NY  10019
                                        Telecopy Number:  (212) 713-2233
                                        Phone Number: (212) 713-4814

                                if to:  First Union Capital Markets
                                   to:  Attn:  Mark Adamson
                                        301 South College Street, TW8
                                        Charlotte, NC  28288
                                        Telecopy Number:  (704) 383-7727

                                if to:  J.P. Morgan Securities Inc.
                                   to:  Attn:  MTN Trading Desk
                                        60 Wall Street, 3rd Floor
                                        New York, NY  10260
                                        Telephone Number: (212) 648-0591
                                        Telecopy Number:  (212) 648-5909/1/


------------------
/1/   Please send by telecopy with original to follow by mail.

                               Exhibit B--Page 48
                                if to:  NationsBanc Montgomery Securities LLC
                              to both:    Continuously Offered Products
                                          100 North Tryon Street
                                          Charlotte, NC  28255
                                          Mail Code: NC 1007-07-01
                                          Telecopy Number:  (704) 388-9939/2/

                                          and

                                          Syndicate Operations
                                          100 North Tryon Street
                                          Charlotte, NC  28255
                                          Mail Code: NC 1007-07-01
                                          Telecopy Number: (704) 388-9212/3/

                                if to:  Warburg Dillon Read LLC
                                   to:  Attention:  Jeff London
                                        677 Washington Blvd.
                                        Stamford, CT  06901
                                        Telecopy Number:  (212) 719-7139

                                if to:  State Street Bank and Trust
                                        (the Trustee)
                                   to:  Attention:  Robert J. Dunn
                                        2 International Place, 4th Floor
                                        Boston, MA  02110
                                        Telecopy Number:  (617) 664-5151
                               and to:  the Designated Agent, if any.

                            For record keeping purposes, one copy of such Pricing Supplement shall also be mailed to:

                                        O'Melveny & Myers LLP
                                        275 Battery Street, Suite 2600
                                        San Francisco, CA  94111-3305
                                        Attention:  Peter T. Healy, Esq.
                                        Telecopy Number: (415) 984-8701

                            and to:

                                        Goodwin, Procter & Hoar LLP
                                        Exchange Place
                                        53 State Street
                                        Boston, MA  02109-2281
                                        Attention:  John O. Newell, Esq.
                                        Telecopy Number:  (617) 523-1231


---------------------
/2/ Please send by telecopy rather than mail.
/3/ Please send by telecopy rather than mail.

                               Exhibit B--Page 49

                            In each instance that a Pricing Supplement is prepared, the Presenting Agent will provide a copy of such Pricing Supplement to each investor or purchaser of the relevant Notes or its agent. Pursuant to Rule 434 of the Securities Act of 1933, as amended, the Pricing Supplement may be delivered separately from the Prospectus. No settlements with respect to Notes upon such terms may occur prior to such transmitting and such Agent will not, prior to such transmitting, mail confirmations to customers who have offered to purchase Notes upon such terms. After such transmitting, sales, mailing of confirmations and settlements may occur with respect to Notes upon such terms, subject to the provisions of "Delivery of Prospectus" below..

                                 Outdated Pricing Supplements and copies of the
                            Prospectus to which they are attached (other than those retained for files), will be destroyed.

Suspension of Solicitation;
---------------------------
Amendment or Supplement:    As provided in the Agency Agreement, the Issuer may
-----------------------     suspend solicitation of purchases at any time and,
                            upon receipt of notice from the Issuer, the Agents will, as promptly as practicable, but in no event later than one business day following such notice, suspend solicitation until such time as the Issuer has advised them that solicitation of purchases may be resumed. If the Agents receive the notice from the Issuer contemplated by Section 4(b) of the Agency Agreement, they will promptly suspend solicitation and will only resume solicitation as provided in the Agency Agreement. If the Issuer decides to amend or supplement the Registration
                            Statement or the Prospectus relating to the Notes, it will promptly advise the Agents and will furnish the Agents with the proposed amendment or supplement in accordance with the terms of the Agency
                            Agreement. The Issuer will promptly file or mail to the Commission for filing such amendment or supplement, provide the Agents with copies of any such amendment or supplement, confirm to the Agents that such amendment or supplement has been filed with the Commission and advise the Agents that solicitation may be resumed. Any such suspension shall not affect the Issuer's obligations under the Agency Agreement; and in the event that at the time the Issuer suspends solicitation of purchases there shall be any offers already accepted by the Issuer outstanding for settlement, the Issuer will have the sole responsibility for fulfilling such obligations;
                            the Agents will make reasonable efforts to assist the Issuer to fulfill such obligations, but the Agents will not be obligated to fulfill such obligations. The Issuer will in addition promptly advise the Agents and the Trustee, or the Designated
                            Agent, if such offers

                               Exhibit B--Page 50
                            are not to be settled and if copies of the Prospectus as in effect at the time of the suspension may not be delivered in connection with the settlement of such offers.

Delivery of Prospectus:     A copy of the Prospectus, as most recently amended
----------------------      or supplemented on the date of delivery thereof
                            (except as provided below), must be delivered to a purchaser prior to or together with the earlier of delivery of (i) the written confirmation provided for above, and (ii) any Note purchased by such purchaser at the following address:

                                if to:  PaineWebber Incorporated
                                   to:  Fixed Income Division
                                        Attention:  Mike Sabatino
                                        1285 Avenue of the Americas, 11th Floor
                                        New York, NY  10019
                                        Telecopy Number:  (212) 713-2233
                                        Phone Number: (212) 713-4814

                                if to:  First Union Capital Markets
                                   to:  Attn:  Mark Adamson
                                        301 South College Street, TW8
                                        Charlotte, NC  28288
                                        Telecopy Number:  (704) 383-7727

                                if to:  J.P. Morgan Securities Inc.
                                   to:  Attn:  MTN Trading Desk
                                        60 Wall Street, 3rd Floor
                                        New York, NY  10260
                                        Telephone Number: (212) 648-0591
                                        Telecopy Number:  (212) 648-5909/4/

                                if to:  NationsBanc Montgomery Securities LLC
                              to both:    Continuously Offered Products
                                          100 North Tryon Street
                                          Charlotte, NC  28255
                                          Mail Code: NC 1007-07-01
                                          Telecopy Number:  (704) 388-9939/5/

                                          and

                                          Syndicate Operations
                                          100 North Tryon Street
                                          Charlotte, NC  28255
                                          Mail Code: NC 1007-07-01
                                          Telecopy Number: (704) 388-9212/6/
-------------------------
/4/ Please send by telecopy with original to follow by mail.
/5/ Please send by telecopy rather than mail.
/6/ Please send by telecopy rather than mail

                               Exhibit B--Page 51
                                if to:  Warburg Dillon Read LLC
                                   to:  Attention:  Jeff London
                                        677 Washington Blvd.
                                        Stamford, CT  06901
                                        Telecopy Number:  (212) 719-7139

                                if to:  State Street Bank and Trust
                                        (the Trustee)
                                   to:  Attention:  Robert J. Dunn
                                        2 International Place, 4th Floor
                                        Boston, MA  02110
                                        Telecopy Number:  (617) 664-5151
                               and to:  the Designated Agent, if any.

                            For record keeping purposes, one copy of such Prospectus shall also be mailed to:

                                        O'Melveny & Myers LLP
                                        275 Battery Street, Suite 2600
                                        San Francisco, CA  94111-3305
                                        Attention:  Peter T. Healy, Esq.
                                        Telecopy Number: (415) 984-8701

                               and to:

                                        Goodwin, Procter & Hoar LLP
                                        Exchange Place
                                        53 State Street
                                        Boston, MA  02109-2281
                                        Attention:  John O. Newell, Esq.
                                        Telecopy Number:  (617) 523-1231

                            The Issuer shall ensure that the Presenting Agent receives copies of the Prospectus and each amendment or supplement thereto (including appropriate Pricing Supplements) in such quantities and within such time limits as will enable the Presenting Agent to deliver such confirmation or Note to a purchaser as contemplated by these procedures and in compliance with the preceding sentence. If, since the date of acceptance of a purchaser's offer, the Prospectus shall have been supplemented solely to reflect any sale of Notes on terms different from those agreed to between the Issuer and such purchaser or a change in posted rates not applicable to such purchaser, such purchaser

                               Exhibit B--Page 52
                            shall not receive the Prospectus as supplemented by such new supplement, but shall receive the Prospectus as supplemented to reflect the terms of the Notes being purchased by such purchaser and otherwise as most recently amended or supplemented on the date of delivery of the Prospectus.

Authenticity of Signatures: The Issuer will cause the Trustee, or the -------------------------- Designated Agent, to furnish the Agent from time to time with the specimen signatures of each of the officers, employees or agents of the Trustee, or the Designated Agent, who have been authorized by the Trustee, or the Designated Agent, respectively, to authenticate Notes, but the Agent will have no obligation or liability to the Issuer or the Trustee, or the Designated Agent, in respect of the authenticity of the signature of any officer, employee or agent of the Issuer or the Trustee, or the Designated Agent, on any Note.

Advertising Cost:           The Issuer and the Company will determine with the
----------------            Agent the amount of advertising that may be
                            appropriate in offering the Notes.

Business Day:               "Business Day" means any day (other than a
------------                Saturday, Sunday or legal holiday) on which
                            banking institutions in The City of New York are open for business (and, (i) with respect to LIBOR
                            Notes which is also a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market, and (ii) with respect to Notes denominated in a Specified Currency other than U.S. dollars, on which banking institutions in the principal financial center of the country of the Specified Currency are open for business).

                               Exhibit B--Page 53

                                    PART II

                ADMINISTRATIVE PROCEDURES FOR GLOBAL NOTE METHOD
                              OF BOOK-ENTRY NOTES


          The following explains the administrative procedures for the Global Note method of the DTC book-entry system. Any reference to "Book-Entry Notes" in this Part II refers to the Global Note method (for a discussion of the Master Note method of the DTC book-entry system, see Part III below). Certain generally applicable administrative procedures are set forth in Part I above (See "Issue/Authentication Date," "Price to Public," "Minimum Purchase," "Authenticity of Signatures," "Advertising Cost," and "Business Day"). In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations (the "Letter") from the Issuer and the Trustee to DTC dated on or around the date hereof, and a Medium-Term Note Certificate Agreement between the Trustee and DTC and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS"). Both Fixed and Floating Rate Notes denominated and payable in U.S. dollars may be issued in book-entry form. Single and Multi-Indexed Notes may also be issued in book-entry form.


Issuance:                   On any date of settlement (as defined under
--------                    "Settlement" below) for one or more Book-Entry
                            Notes, the Issuer will issue a single global security in fully registered form without coupons (a
                            "Global Note") representing up to $150,000,000 principal amount of all such Notes that have the same Stated Maturity, redemption provisions, if any, repayment provisions, if any, Interest Payment
                            Dates, Original Issue Date, original issue discount provisions, if any, and, in the case of Fixed Rate
                            Notes, interest rate, or in the case of Floating
                            Rate Notes, interest rate formula, initial interest rate, Index Maturity, Interest Reset Period,
                            Interest Reset Dates, Spread or Spread Multiplier
                            (if any), minimum interest rate (if any) and maximum interest rate (if any) and, in the case of Fixed
                            Rate Notes or Floating Rate Notes that are also
                            Currency Indexed Notes, Specified Currency, Indexed
                            Currency, Face Amount and Base Exchange Rate and the
                            Base Interest Rate, if any, or that are also other
                            Indexed Notes, the same terms (all of the foregoing are collectively referred to as the "Terms"). Each
                            Global Note will be dated and issued as of the date of its settlement date, which will be (i) with respect to an original Global Note (or any portion thereof), its original issue date, and (ii) following a consolidation of Global Notes, the most recent Interest Payment Date to which interest has been paid or duly provided for on the predecessor
                            Global Notes, regardless of the date of
                            authentication of such subsequently issued Global
                            Note. Each Book-Entry Note will be deemed to have been dated and issued as of the settlement date, which date shall be the Original Issue Date. No
                            Global Note will represent any Certificated Note.

                               Exhibit B--Page 54

Identification Numbers:     The Issuer has arranged with the CUSIP Service
----------------------      Bureau of Standard & Poor's Ratings Services (the
                            "CUSIP Service Bureau") for the reservation of a series of CUSIP numbers consisting of approximately
                            900 CUSIP numbers relating to Book-Entry Notes. The
                            Trustee, the Issuer and DTC have obtained from the CUSIP Service Bureau a written list of such reserved
                            CUSIP numbers. The Trustee will assign CUSIP numbers to Global Notes as described below under Settlement
                            Procedure "B". DTC will notify the CUSIP Service
                            Bureau periodically of the CUSIP numbers that the Trustee has assigned to Global Notes. The Trustee will notify the Issuer at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Global Notes, and, if it deems necessary, the Issuer will reserve additional CUSIP numbers for assignment to Global Notes representing Book Entry
                            Notes. Upon obtaining such additional CUSIP numbers, the Issuer shall deliver a list of such additional
                            CUSIP numbers to the Trustee and DTC.

Registration:               Each Global Note will be issued only in fully
------------                registered form without coupons.  Each Global Note
                            will be registered in the name of Cede & Co., as nominee for DTC, on the Securities Register maintained under the Indenture. The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Note, the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Note in the account of such Participants. The ownership interest of such beneficial owner in such Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:                  Transfers of a Book-Entry Note will be accomplished
---------                   by book entries made by DTC and, in turn, by
                            Participants (and, in certain cases, one or more indirect participants in DTC acting on behalf of beneficial transferors and transferees of such
                            Note).

Exchanges:                  The Trustee may deliver to DTC and the CUSIP
---------                   Service Bureau at any time a written notice of
                            consolidation (a copy of which shall be attached to the Global Note resulting from such consolidation) specifying (i) the CUSIP numbers set forth on two or more outstanding Global Notes that represent Book-
                            Entry Notes having the same Terms and for which interest has been paid to the same date, (ii) a date, occurring at least thirty days after such written notice is delivered and at least thirty days before the next

                               Exhibit B--Page 55

                            Interest Payment Date for such Book-Entry Notes, on which such Global Notes shall be exchanged for a single replacement Global Note and (iii) a new CUSIP number to be assigned to such replacement Global Note. Upon receipt of such a notice, DTC will send to its Participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Notes to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Notes for a single Global Note bearing the new CUSIP number and a new Original Issue Date and the CUSIP numbers of the exchanged Global Notes will, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. Notwithstanding the foregoing, if the Global Notes to be exchanged exceed $150,000,000 in aggregate principal amount, one Global Note will be authenticated and issued to represent each $150,000,000 of principal amount of the exchanged Global Notes and an additional Global Note will be authenticated and issued to represent any remaining principal amount of such Global Notes (see "Denominations" below).

Maturities:                 Each Book-Entry Note will mature on a Business Day
----------                  nine months or more from the settlement date
                            for such Note.


Notice of Repayment Terms:  With respect to each Book-Entry Note that is
-------------------------   repayable at the option of the Holder, the Trustee
                            will furnish DTC on the settlement date pertaining to such Book-Entry Note a notice setting forth the terms of such repayment option. Such terms shall include the start date and end dates of the first exercise period, the purchase date following such exercise period, the frequency that such exercise periods occur (e.g., quarterly, semiannually, annually, etc.) and if the repayment option expires before maturity, the same information (except frequency) concerning the last exercise period. It is understood that the exercise period shall be at least 15 calendar days long and that the purchase date shall be at least seven calendar days after the last day of the exercise period.

Redemption and Repayment:   The Trustee will comply with the terms of the Letter
------------------------    with regard to redemptions and repayments of the
                            Notes. If a Global Note is to be redeemed or repaid in part, the Trustee will exchange such Global Note for two Global Notes, one of which shall represent the portion of the Global Note being redeemed or repaid and

                               Exhibit B--Page 56
                            shall be canceled immediately after issuance and the other of which shall represent the remaining portion of such Global Note and shall bear the CUSIP number of the surrendered Global Note.


Denominations:              Book Entry Notes will be issued in principal
-------------               amounts of $1,000 or any amount in excess thereof
                            that is an integral multiple of $1,000. Global Notes will be denominated in principal amounts not in excess of $150,000,000. If one or more Book Entry
                            Notes having an aggregate principal amount in excess of $150,000,000 would, but for the preceding sentence, be represented by a single Global Note, then one Global Note will be issued to represent each $150,000,000 principal amount of such Book-
                            Entry Note or Notes and an additional Global Note will be issued to represent any remaining principal amount of such Book-Entry Note or Notes. In such a case, each of the Global Notes representing such Book-Entry Note or Notes shall be assigned the same
                            CUSIP number.

Interest:                   General.  Interest on each Book-Entry Note will
--------                    begin to accrue from the Original Issue Date of
                            the Global Note representing such Note or from the most recent date to which interest has been paid, as the case may be, in accordance with the terms of the Note, as described in the Prospectus Supplement (as defined in the Agency Agreement), as supplemented by the applicable Pricing Supplement. Standard & Poor's
                            Ratings Services will use the information received in the pending deposit message described under the Settlement Procedure "C" below in order to include the amount of any interest payable and certain other information regarding the related Global Note in the appropriate weekly bond report published by Standard
                            & Poor's Ratings Services.

Notice of Interest Payment
--------------------------
and Regular Record Dates:   On the first Business Day of January, April, July
------------------------    and October of each year, the Trustee will deliver
                            to the Issuer and DTC a written list of Regular
                            Record Dates and Interest Payment Dates that will occur with respect to Book-Entry Notes during the six-month period beginning on such first Business
                            Day. Promptly after each Interest Determination Date or Calculation Date, as applicable (as defined in or pursuant to the applicable Note) for Floating Rate
                            Notes, the Issuer, upon receiving notice thereof, will notify Standard & Poor's Ratings Services of the interest rate determined on such Interest
                            Determination Date or Calculation Date, as applicable.

                               Exhibit B--Page 57

Calculation of Interest:    Interest on Fixed Rate Book-Entry Notes (including
-----------------------     interest for partial periods) and interest rates
                            on Floating Rate Book-Entry Notes will be determined as set forth in the form of Notes. With respect to Floating Rate Book-Entry Notes, the Calculation
                            Agent shall determine the interest for each Interest
                            Reset Date and communicate such interest rate to the Issuer and the Issuer will promptly notify the Trustee and the Paying Agent of each such determination.

Payments of Principal
---------------------
and Interest:               Promptly after each Regular Record Date, the
------------                Trustee will deliver to the Issuer and DTC a
                            written notice specifying by CUSIP number the amount of interest to be paid on each Global Note on the following Interest Payment Date (other than an
                            Interest Payment Date coinciding with maturity) and the total of such amounts. The Issuer will confirm with the Trustee the amount payable on each Global
                            Note on such Interest Payment Date. DTC will confirm the amount payable on each Global Note on such Interest Payment Date by reference to the daily or weekly bond reports published by Standard & Poor's
                            Ratings Services. The Issuer will pay to the Trustee, as paying agent, the total amount of interest due on such Interest Payment Date (other than at maturity), and the Trustee will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment".

Payments at Maturity:       On or about the first Business Day of each month,
--------------------        the Trustee will deliver to the Issuer and DTC a
                            written list of principal and interest to be paid on each Global Note maturing either at Stated Maturity or on a Redemption or Repayment Date in the following month. The Issuer, the Trustee and DTC will confirm the amounts of such principal and interest payments with respect to each such Global
                            Note on or about the fifth Business Day preceding the maturity of such Global Note. The Issuer will pay to the Trustee, as paying agent, the principal amount of such Global Note, together with interest due at such maturity. The Trustee will pay such amounts to DTC at the times and in the manner set forth below under "Manner of Payment." Promptly after payment to DTC of the principal and interest due at the maturity of such Global Note, the Trustee will cancel and destroy such Global Note in accordance with the terms of the Indenture and deliver a certificate of destruction to the Issuer.


Manner of Payment:          The total amount of any principal and interest due
-----------------           on Global Notes on any Interest Payment Date or at
                            maturity shall be paid by the Issuer to the Trustee in funds available for use by the Trustee as of 9:30
                            A.M. (New York City time), or as soon as practicable thereafter on such date. The Issuer will confirm instructions regarding payment in writing to the Trustee. Prior

                               Exhibit B--Page 58
                            to 10:00 A.M. (New York City time) on each Maturity Date or as soon as possible thereafter, following receipt of such funds from the Issuer, the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of principal (together with interest thereon) due on Global Notes on any Maturity Date. On each Interest Payment Date, interest payments shall be made to DTC in same-day funds in accordance with existing arrangements between the Trustee and DTC. Thereafter, on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Book-Entry Notes represented by such Global Notes are recorded in the book-entry system maintained by DTC. Neither the Issuer nor the Trustee shall have any direct responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book-Entry Notes.

Withholding Taxes:          The amount of any taxes required under applicable
-----------------           law to be withheld from any interest payment on a
                            Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Acceptance of Offers:       Each Agent will promptly advise the Issuer of each
--------------------        reasonable offer to purchase Notes received by it,
                            other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, without notice to the Issuer, reject any offer received by it, in whole or in part. The Issuer will have the right to withdraw, cancel or modify such offer without notice and will have the sole right to accept offers to purchase Notes and may reject any such offer, in whole or in part. If the Issuer rejects an offer, the Issuer will promptly notify such Agent.

Settlement:                 The receipt by the Issuer of immediately available
----------                  funds in payment for a Book-Entry Note and the
                            authentication and issuance of the Global Note or Global Notes representing such Note shall constitute
                            "settlement" with respect to such Note. All orders accepted by the Issuer will be settled on the third
                            Business Day from the date of the sale pursuant to the timetable for settlement set forth below unless the Issuer and the purchaser agree to settlement on another day which shall be no earlier than the next
                            Business Day.

                               Exhibit B--Page 59

Settlement Procedures:      Settlement Procedures with regard to each Book-Entry
---------------------       Note sold by the For Issuer through an Agent as
                            agent, shall be as follows:

                            For each offer accepted by the Issuer, the Presenting Agent shall communicate to the Issuer,
                            Attention: Thomas J. Sargeant, CFO (Fax No.: (703) 329-0060), who will provide a copy to the Trustee,
                            Attention: Robert J. Dunn (Fax No.: (617) 664-5151 and the Designated Agent, if any, by facsimile transmission or other acceptable means, the information set forth below:


        *                              Principal amount.

        *                              Maturity Date of Notes.

        * In the case of a Fixed Rate Book-Entry Note, the interest rate or, in the case of a Floating Rate Book-Entry Note, the Interest Rate Formula, the Initial Interest Rate (if known at such time), Index Maturity, Interest Reset Period, Interest Reset Dates, Spread or Spread Multiplier (if any), Minimum Interest Rate (if any) and Maximum Interest Rate (if any).

        *                              Interest Payment Period and Interest
Payment Dates.

        *                              Redemption provisions, if any.

        *                              Repayment provisions, if any.

        *                              Settlement date (Original Issue Date).

        *                              Price to public of the Note (expressed
as a percentage).

        * Agent's commission (to be paid in the form of a discount from the proceeds remitted to the Issuer upon settlement).

        *                              Original issue discount provisions
if any.

        * In the case of Currency Indexed Notes, the above-listed information, as applicable, and the Base Exchange Rate(s), Base Interest Rate and Indexed Currencies.

        * In the case of Dual Currency Notes, the above-listed information, as applicable, and the Optional Payment Currency, Designated Exchange Rate and Optional Election Dates.

        *                              Net proceeds to the Issuer.

                               Exhibit B--Page 60

                            The Trustee will confirm the information set forth in Settlement Procedure "A" above by telephone with such Agent and the Issuer.

               The Trustee will assign a CUSIP number to the Global Note
                            representing such Note and will telephone the Issuer and advise the Issuer of such CUSIP number. The Trustee will enter a pending deposit message through DTC's Participant Terminal System, providing the following settlement information to DTC (which shall route such information to Standard & Poor's Ratings Services) and the Presenting Agent:

        *                              The applicable information set forth in
Settlement Procedure "A".

        * Identification as a Fixed Rate Book-Entry Note or a Floating Rate Book-Entry Note.

        * Initial Interest Payment Date for such Note, number of days by which such date succeeds the related DTC Record Date (which, in the case of Floating Rate Notes which reset daily or weekly shall be the date five calendar days immediately preceding the applicable Interest Payment Date and in the case of all other Notes shall be the Regular Record Date as defined in the Note), the amount of interest payable on such Interest Payment Date per $1,000 principal amount of Notes at Maturity, and amount of interest payable per $1,000 principal amount of Notes in the case of Fixed Rate Notes.

        *                               CUSIP number of the Global Note
representing such Note.

        * Whether such Global Note will represent any other Book-Entry Note (to the extent known at such time).


               To the extent the Issuer has not already done so, the
                            Issuer will deliver to the Trustee a Pricing
                            Supplement in a form that has been approved by the Issuer and the Agents. The Issuer will also deliver to the Trustee a Global Note representing such Note.

               The Trustee will complete and authenticate the Global Note representing such Note.

               DTC will credit such Note to the Trustee's participant account at DTC.

               The Trustee will enter an SDFS deliver order through DTC's
                            Participant Terminal System instructing DTC to (i) debit such Note to the Trustee's participant account and credit such Note to such Agent's participant account and (ii) debit such Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Note less such Agent's commission. The entry of such a deliver order shall constitute a

                               Exhibit B--Page 61
                            representation and warranty by the Trustee to DTC that (i) the Global Note representing such Book-Entry Note has been executed, delivered and authenticated and (ii) the Trustee is holding such Global Note pursuant to the relevant Medium-Term Note Certificate Agreement between the Trustee and DTC.

               An Agent will enter an SDFS deliver order through DTC's
                            Participant Terminal System instructing DTC (i) to debit such Note to such Agent's participant account and credit such Note to the participant accounts of the Participants with respect to such Note and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent for an amount equal to the price of such Note.

               Transfers of funds in accordance with SDFS deliver orders
                            described in Settlement Procedures "G" and "H" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

                            The Trustee, upon confirming receipt of such funds in accordance with Settlement Procedure "G," will wire transfer to the following account of the
                            Issuer:

                                  Bank:            Fleet National Bank
                                  ABA Number:      011 900 571
                                  Account Number:  1510350-03121
                                  For Credit To:   Fleet National Bank Loan
                                                   Clearance Account
                                  Reference:       AvalonBay Communities, Inc.
                                  Attn:            Kim Lewis  (860) 986-5982

               in funds available for immediate use, the amount transferred to the Trustee in accordance with Settlement
                             Procedure "G."

               An Agent will confirm the purchase of such Note to the purchaser either by transmitting to the Participants with respect to such Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser.


Settlement
-----------
Procedure Timetable:        For orders of Book-Entry Notes solicited by the
-------------------         Agent, as agent, and accepted by the Issuer for
                            settlement on the first Business Day after the sale date, Settlement Procedures "A" through "K" set forth above shall be completed as soon as possible but not later than the respective times (New York
                            City time) set forth below:


                            Settlement Procedure    Time
                            --------------------    ----
                                      A             11:00 a.m. on the sale date
                                      B             12:00 noon on the sale date
                                      C             2:00 p.m. on the sale date
                                      D             3:00 p.m. on the day
                                                    before settlement
                                      E             9:00 a.m. on settlement date
                                      F             10:00 a.m. on settlement
                                                    date
                                     G-H            2:00 p.m. on settlement date
                                      I             4:45 p.m. on settlement date
                                     J-K            5:00 p.m. on settlement date

                               Exhibit B--Page 62

               If a sale is to be settled two Business Days after the sale date,
                            Settlement Procedures "A," "B" and "C" shall be completed as soon as practicable but not later than 11:00 a.m., 12:00 noon and 2:00 p.m., as the case may be, on the first Business Day after the sale date.

               If a sale is to be settled more than two Business Days after the sale date, Settlement Procedure "A" shall be completed as soon as practicable but no later than 11:00 a.m. on the first Business Day after the sale date and Settlement Procedures "B" and "C" shall be completed as soon as practicable but no later than 12:00 noon and 2:00 p.m., as the case may be, on the second Business Day before the settlement date. If the initial interest rate for a Floating Rate Book-Entry Note has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but not later than 12:00 noon and 2:00 p.m., respectively, on the Business Day before the settlement date. Settlement Procedure "I" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

               If settlement of a Book-Entry Note is rescheduled or canceled, the Trustee, upon receipt of notice from the Issuer, will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m. on the Business Day immediately preceding the scheduled settlement date.

Failure to Settle:          If an Agent or Trustee fails to enter an SDFS
-----------------           deliver order with respect to a Book-Entry Note
                            pursuant to Settlement Procedure "G," the Trustee may deliver to DTC, through DTC's Participant
                            Terminal System, as soon as practicable, a withdrawal message instructing DTC to debit such Note to the Trustee's participant account. DTC will process the withdrawal message, provided that the Trustee's participant account contains a principal amount of the Global Note representing such Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Notes represented by a Global Note, the Trustee will mark such Global

                               Exhibit B--Page 63

                            Note "canceled", make appropriate entries in its records and send such canceled Global Note to the Issuer. The CUSIP number assigned to such Global Note shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Note, the Trustee will exchange such Global Note for two Global Notes, one of which shall represent such Book-Entry Note or Notes and shall be canceled immediately after issuance and the other of which shall represent the remaining Book-Entry Notes previously represented by the surrendered Global Note and shall bear the CUSIP number of the surrendered Global Note.

               If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Presenting Agent may enter SDFS deliver orders through DTC's Participant Terminal system reversing the orders entered pursuant to Settlement Procedures "G" and "H," respectively. Thereafter, the Trustee will deliver the withdrawal message and take the applicable related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than the failure of the Presenting Agent to provide the Purchase Information to the Issuer or to provide a confirmation to the purchaser, the Issuer will reimburse the Presenting Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Issuer.

               Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Note, the Trustee will provide, in accordance with Settlement Procedures "D" and "E," for the authentication and issuance of a Global Note representing the other Book-Entry Notes to have been represented by such Global Note and will make appropriate entries in its records.

Procedure for Rate Changes: The Issuer and each Agent will discuss from time to -------------------------- time the price of, and the rates to be borne by, the Notes that may be sold as a result of the solicitation of offers by any Agent. Once an Agent has recorded any indication of interest in Notes upon certain terms, and communicated with the Issuer, if the Issuer plans to accept an offer to purchase Notes upon such terms, it

                               Exhibit B--Page 64
                            will prepare a Pricing Supplement to the Prospectus, as then amended or supplemented, reflecting the terms of such Notes and will arrange to transmit such Pricing Supplement to the Commission for filing in accordance with and within the time prescribed by the applicable paragraph of Rule 424(b) under the Act. The Issuer will supply at least two copies of the Prospectus as then amended or supplemented, and bearing such Pricing Supplement, to the Presenting Agent. The Issuer shall use its reasonable best efforts to send such Pricing Supplement by telecopy or overnight express (for delivery by the close of business on the applicable trade date, but in no event later than 11:00 a.m. New York City time, on the Business Day following the applicable trade date) to the Presenting Agent and the Trustee at the following applicable address:

                                 if to:  PaineWebber Incorporated
                                    to:  Fixed Income Division
                                         Attention:  Mike Sabatino
                                         1285 Avenue of the Americas, 11th Floor
                                         New York, NY  10019
                                         Telecopy Number:  (212) 713-2233
                                         Phone Number: (212) 713-4814

                                 if to:  First Union Capital Markets
                                    to:  Attn:  Mark Adamson
                                         301 South College Street, TW8
                                         Charlotte, NC  28288
                                         Telecopy Number:  (704) 383-7727

                                 if to:  J.P. Morgan Securities Inc.
                                    to:  Attn: MTN Trading Desk
                                         60 Wall Street, 3rd Floor
                                         New York, NY  10260
                                         Telephone Number: (212) 648-0591
                                         Telecopy Number:  (212) 648-5909/7/

                                 if to:  NationsBanc Montgomery Securities LLC
                               to both:    Continuously Offered Products
                                           100 North Tryon Street
                                           Charlotte, NC  28255
                                           Mail Code: NC 1007-07-01
                                           Telecopy Number:  (704) 388-9939/8/

                                           and


----------------------------
/7/ Please send by telecopy with original to follow by mail.
/8/ Please send by telecopy rather than mail.

                               Exhibit B--Page 65

                                           Syndicate Operations
                                           100 North Tryon Street
                                           Charlotte, NC  28255
                                           Mail Code: NC 1007-07-01
                                           Telecopy Number: (704) 388-9212/9/

                                 if to:  Warburg Dillon Read LLC
                                    to:  Attention:  Jeff London
                                         677 Washington Blvd.
                                         Stamford, CT  06901
                                         Telecopy Number:  (212) 719-7139

                                 if to:  State Street Bank and Trust (the
                                         Trustee)
                                    to:  Attention:  Robert J. Dunn
                                         2 International Place, 4th Floor
                                         Boston, MA  02110
                                         Telecopy Number:  (617) 664-5151
                                and to:  the Designated Agent, if any.

                            For record keeping purposes, one copy of such Pricing Supplement shall also be mailed to:

                                         O'Melveny & Myers LLP
                                         275 Battery Street, Suite 2600
                                         San Francisco, CA  94111-3305
                                         Attention:  Peter T. Healy, Esq.
                                         Telecopy Number: (415) 984-8701
                             and to:

                                         Goodwin, Procter & Hoar LLP
                                         Exchange Place
                                         53 State Street
                                         Boston, MA  02109-2281
                                         Attention:  John O. Newell, Esq.
                                         Telecopy Number:  (617) 523-1231

                            In each instance that a Pricing Supplement is prepared, the Presenting Agent will provide a copy of such Pricing Supplement to each investor or purchaser of the relevant Notes or its agent. Pursuant to Rule 434 of the Securities Act of 1933, as amended, the Pricing Supplement may be delivered separately from the Prospectus. No settlements with respect to Notes upon such terms may occur prior to such transmitting and
---------------------
/9/ Please send by telecopy rather than mail

                               Exhibit B--Page 66
                            such Agent will not, prior to such transmitting, mail confirmations to customers who have offered to purchase Notes upon such terms. After such transmitting, sales, mailing of confirmations and settlements may occur with respect to Notes upon such terms, subject to the provisions of "Delivery of Prospectus" below. Outdated Stickers, and copies of the Prospectus to which they are attached (other than those retained for files), will be destroyed.


Suspension of Solicitation;
---------------------------
Amendment or Supplement:    As provided in the Agency Agreement, the Issuer may
-----------------------     suspend solicitation of purchase at any time, and,
                            upon receipt of notice from the Issuer, the Agents will as promptly as practicable, but in no event later than one Business Day following such notice, suspend solicitation until such time as the Issuer has advised them that solicitation of purchases may be resumed.


               If the Agents receive the notice from the Issuer contemplated by
                            Section 4(b) of the Agency Agreement, they will promptly suspend solicitation and will only resume solicitation as provided in the Agency Agreement. If the Issuer decides to amend or supplement the Registration Statement or the Prospectus relating to the Notes, it will promptly advise the Agents and will furnish the Agents with the proposed amendment or supplement in accordance with the terms of the Agency Agreement. The Issuer will promptly file or mail to the Commission for filing such amendment or supplement, provide the Agents with copies of any such amendment or supplement, confirm to the Agents that such amendment or supplement has been filed with the Commission and advise the Agents that solicitation may be resumed. Any such suspension shall not affect the Issuer's obligations under the Agency Agreement; and in the event that at the time the Issuer suspends solicitation of purchases there shall be any offers already accepted by the Issuer outstanding for settlement, the Issuer will have the sole responsibility for fulfilling such obligations; the Agents will make reasonable efforts to assist the Issuer to fulfill such obligations, but the Agents will not be obligated to fulfill such obligations. The Issuer will in addition promptly advise the Agents and the Trustee if such offers are not to be settled and if copies of the Prospectus as in effect at the time of the suspension may not be delivered in connection with the settlement of such offers.

Delivery of Prospectus:     A copy of the Prospectus, as most recently amended
----------------------      or supplemented on the date of delivery thereof
                            (except as provided below), must be delivered to a purchaser prior to or together with the earlier of delivery of (i) the written confirmation

                               Exhibit B--Page 67
                            provided for above, and (ii) any Note purchased by such purchaser at the following address:

                                 if to:  PaineWebber Incorporated
                                    to:  Fixed Income Division
                                         Attention:  Mike Sabatino
                                         1285 Avenue of the Americas, 11th Floor
                                         New York, NY  10019
                                         Telecopy Number:  (212) 713-2233
                                         Phone Number: (212) 713-4814

                                 if to:  First Union Capital Markets
                                    to:  Attn:  Mark Adamson
                                         301 South College Street, TW8
                                         Charlotte, NC  28288
                                         Telecopy Number:  (704) 383-7727

                                 if to:  J.P. Morgan Securities Inc.
                                    to:  Attn:  MTN Trading Desk
                                         60 Wall Street, 3rd Floor
                                         New York, NY  10260
                                         Telephone Number: (212) 648-0591
                                         Telecopy Number:  (212) 648-5909/10/

                                 if to:  NationsBanc Montgomery Securities LLC
                                 to both:     Continuously Offered Products
                                              100 North Tryon Street
                                              Charlotte, NC  28255
                                              Mail Code: NC 1007-07-01
                                              Telecopy Number:
                                              (704) 388-9939/11/

                                              and

                                              Syndicate Operations
                                              100 North Tryon Street
                                              Charlotte, NC  28255
                                              Mail Code: NC 1007-07-01
                                              Telecopy Number:
                                              (704) 388-9212/12/

                                 if to:  Warburg Dillon Read LLC
                                    to:  Attention:  Jeff London
                                         677 Washington Blvd.
                                         Stamford, CT  06901
                                         Telecopy Number:  (212) 719-7139


---------------------
/10/ Please send by telecopy with original to follow by mail.
/11/ Please send by telecopy rather than mail.
/12/ Please send by telecopy rather than mail.

                               Exhibit B--Page 68
                               if to:  State Street Bank and Trust (the Trustee)
                                  to:  Attention:  Robert J. Dunn
                                       2 International Place, 4th Floor
                                       Boston, MA  02110
                                       Telecopy Number:  (617) 664-5151
                              and to:  the Designated Agent, if any.

                            For record keeping purposes, one copy of such Prospectus shall also be mailed to:

                                        O'Melveny & Myers LLP
                                        275 Battery Street, Suite 2600
                                        San Francisco, CA  94111-3305
                                        Attention:  Peter T. Healy, Esq.
                                        Telecopy Number: (415) 984-8701

                               and to:

                                        Goodwin, Procter & Hoar LLP
                                        Exchange Place
                                        53 State Street
                                        Boston, MA  02109-2281
                                        Attention:  John O. Newell, Esq.
                                        Telecopy Number:  (617) 523-1231

               The Issuer shall ensure that the Presenting Agent receives copies of the Prospectus and each amendment or supplement thereto (including appropriate Pricing Supplements) in such quantities and within such time limits as will enable the Presenting Agent to deliver such confirmation or Note to a purchaser as contemplated by these procedures and in compliance with the preceding sentence. If, since the date of acceptance of a purchaser's offer, the Prospectus shall have been supplemented solely to reflect any sale of Notes on terms different from those agreed to between the Issuer and such purchaser or a change in posted rates not applicable to such purchaser, such purchaser shall not receive the Prospectus as supplemented by such new supplement, but shall receive the Prospectus as supplemented to reflect the terms of the Notes being purchased by such purchaser and otherwise as most recently amended or supplemented on the date of delivery of the Prospectus.

                               Exhibit B--Page 69

                                    PART III

                   ADMINISTRATIVE PROCEDURES FOR MASTER NOTE
                           METHOD OF BOOK-ENTRY NOTES

          The following explains the administrative procedures for the Master Note method of the DTC book-entry system. Any reference to "Book-Entry Notes" in this Part III refers to the Master Note method (for a discussion of the Global Note method of the book-entry system, see Part II above). (Certain generally applicable administrative procedures are set forth in Part I above. See "Issue/Authentication Date," "Price to Public," "Minimum Purchase," "Authenticity of Signatures," "Advertising Cost," and "Business Day"). In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations (the "Letter") from the Issuer and the Trustee to DTC dated as of the date hereof, and a Medium-Term Note Certificate Agreement between the Trustee and DTC and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS"). Both Fixed and Floating Rate Notes denominated and payable in U.S. dollars may be issued in book-entry form. Single and Multi-Indexed Notes may also be issued in book-entry form.

Issuance:                   On or before any date of settlement (as defined
--------                    under "Settlement" below) for one or more
                            Book-Entry Notes represented by one or more Master
                            Notes, the Issuer will deliver one or more Pricing
                            Supplements (with a Prospectus and a Prospectus
                            Supplement attached thereto unless previously delivered to the Trustee) to the Trustee identifying each issue of Book-Entry Notes that have the same
                            Stated Maturity, redemption provisions, if any, Interest Payment Dates, Original Issue Date, original issue discount provisions, if any, and, in the case of Fixed Rate Notes, interest rate, or, in case of Floating Rate Notes, interest rate formula, initial interest rate, Index Maturity, Interest
                            Reset Period, Interest Reset Dates, Spread or Spread
                            Multiplier (if any), minimum interest rate (if any) and maximum interest rate (if any) and, in the case of Fixed Rate Notes or Floating Rate Notes that are also Currency Indexed Notes, Specified Currency,
                            Indexed Currency, Face Amount and Base Exchange Rate and the Base Interest Rate, if any, or that are also
                            Other Indexed Notes, the same terms (all of the foregoing are collectively referred to as the "Terms"). Each Pricing Supplement shall be accompanied by a letter from the Issuer (i) advising the Trustee that as of the date of such letter, the Issuer has issued Notes pursuant to the Indenture having the Terms specified in such Pricing
                            Supplement, (ii) confirming that such Notes are debt obligations of the Issuer referred to and evidenced by the Master Note registered in the name of Cede &
                            Co., as nominee for DTC and (iii) requesting the Trustee to make an appropriate entry identifying such debt obligations on the records of the Issuer maintained by the Trustee. Each Book-Entry Note will be deemed to have been dated and issued as of the settlement date, which date shall be the Original
                            Issue Date. No Master Note will represent any
                            Certificated Note.

Identification Numbers:     The Issuer has arranged with the CUSIP Service
----------------------      Bureau of Standard & Poor's Ratings Services (the
                            "CUSIP Service Bureau") for the reservation of a series of CUSIP numbers, consisting of approximately
                            900 CUSIP numbers relating to Book-Entry Notes. The
                            Trustee, the Issuer and DTC have obtained from the CUSIP Service Bureau a written list of such reserved
                            CUSIP numbers. The Trustee will assign CUSIP numbers to each issue of Book-Entry Notes identified by a Pricing Supplement as described below under Settlement Procedure "B." DTC will notify the CUSIP
                            Service Bureau periodically of the CUSIP numbers that the Trustee has assigned to each issue of Book-
                            Entry Notes. The Trustee will notify the Issuer at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to issue of Book-Entry
                            Notes, and, if it deems necessary, the Issuer will reserve additional CUSIP numbers for assignment to issues of Book-Entry Notes. Upon obtaining such additional CUSIP numbers, the Issuer shall deliver a list of such additional CUSIP numbers to the Trustee and DTC.

Registration:               The Master Note representing the Book-Entry Notes
------------                will be issued only in fully registered form
                            without coupons. The Master Note will be registered in the name of Cede & Co., as nominee for DTC, on the Securities Register maintained under the Indenture. The beneficial owner of a Book-Entry Note
                            (or one or more indirect participants in DTC designated by such owner) will designate one or more direct participants in DTC (with respect to such Book-Entry Note, the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Note in the account of such Participants. The ownership interest of such beneficial owner in such Book-Entry Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:                  Transfers of a Book-Entry Note will be accomplished
---------                   by book entries made by DTC and, in turn, by
                            Participants (and, in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Note.

                               Exhibit B--Page 71

Exchanges:                  The Trustee may deliver to DTC and the CUSIP Service
---------                   Bureau at any time a written notice of consolidation
                            specifying (i) the CUSIP numbers set forth on two or more Pricing Supplements that identify issues of Book-Entry Notes having the same Terms and for which interest has been paid to the same date, (ii) a date, occurring at least thirty days after such written notice is delivered and at least thirty days before the next Interest Payment Date for such issues of Book-Entry Notes, and (iii) a new CUSIP number to be assigned to such issues of Book-Entry
                            Notes having the same terms. Upon receipt of such a notice, DTC will send to its Participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date.
                            Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and the new
                            CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the relevant issues of Book-Entry Notes will no longer be valid. On the specified exchange date, the CUSIP numbers of the relevant issues of Book-Entry Notes will, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned.

Maturities:                 Each Issue of Book-Entry Notes will mature on a
----------                  Business Day nine months or more from the
                            settlement date for such issue of Book-Entry Notes.

Notice of Repayment:        With respect to each Book-Entry Note that is
-------------------         repayable at the option of the Holder the Trustee
                            will furnish DTC on the settlement date pertaining to such Book-Entry Note a notice setting forth the terms of such repayment option. Such terms shall include the start date and end dates of the first exercise period, the purchase date following such exercise period, the frequency that such exercise periods occur (e.g.., quarterly, semiannually, annually, etc.) and if the repayment option expires before maturity, the same information (except frequency) concerning the last exercise period. It is understood that the exercise period shall be at least 15 calendar days long and that the purchase date shall be at least seven calendar days after the last day of the exercise period.

Redemption and Repayment:   The Trustee will comply with the terms of the Letter
------------------------    with regard to redemptions and repayments of the
                            Notes. If an issue of Book-Entry Notes is to be redeemed or repaid in part, the Trustee will make appropriate entries in its records to reflect the remaining portion of such issue of Book Entry Notes, which portion shall bear the same CUSIP number as prior to the redemption or repayment, as the case may be.

                               Exhibit B--Page 72

Denominations:              Book-Entry Notes will be issued in principal
-------------               amounts of $1,000 or any amount in excess thereof
                            that is an integral multiple of $1,000.

Interest:                   General.  Interest on each Book-Entry Note will
--------                    begin to accrue from the Original Issue Date of an
                            issue of Book-Entry Notes or from the most recent date to which interest has been paid, as the case may be, and will be calculated and paid in the manner described in the Prospectus Supplement (as defined in the Agency Agreement), as supplemented by the applicable Pricing Supplement. Standard & Poor's
                            Ratings Services will use the information received in the pending deposit message described under the Settlement Procedure "C" below in order to include the amount of any interest payable and certain other information regarding the related issue of Book-
                            Entry Notes in the appropriate weekly bond report published by Standard & Poor's Ratings Services.

Notice of Interest Payment
--------------------------
and Regular Record Dates:   On the first Business Day of January, April, July
------------------------    and October of each year, the Trustee will deliver
                            to the Issuer and DTC a written list of Regular
                            Record Dates and Interest Payment Dates that will occur with respect to Book-Entry Notes during the six-month period beginning on such first Business
                            Day. Promptly after each Interest Determination Date or Calculation Date, as applicable (as set forth in the Prospectus Supplement, as supplemented by the applicable Pricing Supplement and pursuant to the applicable Note) for Floating Rate Notes, the
                            Issuer, upon receiving notice thereof, will notify
                            Standard & Poor's Ratings Services of the interest rate determined on such Interest Determination Date or Calculation Date, as applicable.

Calculation of Interest:    Interest on Fixed Rate Book-Entry Notes (including
-----------------------     interest for partial periods) and interest rates
                            on Floating Rate Book-Entry Notes will be determined as set forth in the Prospectus Supplement, as supplemented by the applicable Pricing Supplement, and pursuant to the applicable form of Notes. With respect to Floating Rate Book-Entry Notes, the
                            Calculation Agent shall determine the interest for each Interest Reset Date and communicate such interest rate to the Issuer and the Issuer will promptly notify the Trustee and the Paying Agent of each such determination.

Payments of Principal
---------------------
and Payment of
--------------
Interest Only Interest:     Promptly after each Regular Record Date, the Trustee
----------------------      will deliver to the Issuer and DTC a written notice
                            specifying by CUSIP number the amount of interest to be paid on each issue of Book-entry

                               Exhibit B--Page 73

                            Notes on the following Interest Payment Date (other than an Interest Payment Date coinciding with maturity) and the total of such amounts. The Issuer will confirm with the Trustee the amount payable on each issue of Book-Entry Notes on such Interest Payment Date. DTC will confirm the amount payable on each issue of Book-Entry Notes on such Interest Payment Date by reference to the daily or weekly bond reports published by Standard & Poor's Ratings Services. The Issuer will pay to the Trustee, as paying agent, the total amount of interest due on such Interest Payment Date (other than the maturity), and the Trustee will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment."

Payments at Maturity.       On or about the first Business Day of each month,
--------------------        the Trustee will deliver to the Issuer and DTC a
                            written list of principal and interest to be paid on each issue of Book-Entry Notes represented by a single CUSIP number maturing either at Stated
                            Maturity or on a Redemption or Repayment Date in the following month. The Issuer, the Trustee and DTC will confirm the amounts of such principal and interest payments with respect to each such issue of Book-Entry Notes on or about the fifth Business Day preceding the maturity of such issue of Book-Entry
                            Notes. The Issuer will pay to the Trustee, as paying agent, the principal amount of each issue of Book-
                            Entry Notes identified by a single CUSIP number, together with interest due at such maturity. The
                            Trustee will pay such amounts to DTC at the times and in the manner set forth below under "Manner of Payment". Promptly after payment to DTC of the principal and interest due at the maturity of each issue of Book-Entry Notes, the Trustee will reduce the principal amount of the Master Note representing the issue of Book-Entry Notes and so advise the Issuer.


Manner of Payment           The total amount of any principal and interest due
-----------------           on each issue of Book-Entry Notes identified by a
                            single CUSIP number on any Interest Payment Date or at maturity shall be paid by the Issuer to the Trustee in funds available for use by the Trustee as of 9:30 A.M. (New York City time), or as soon as practicable thereafter on such date. The Issuer will confirm instructions regarding payment in writing to the Trustee. Prior to 10:00 A.M. (New York City time) on each Maturity Date or as soon as possible thereafter, following receipt of such funds from the Issuer, the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of principal (together

                               Exhibit B--Page 74
                            with interest thereon) due on each issue of Book-Entry Notes on any Maturity Date. On each Interest Payment Date, interest payments shall be made to DTC in same-day funds in accordance with existing arrangements between the Trustee and DTC. Thereafter, on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Book-Entry represented by the Master Note are recorded in the book-entry system maintained by DTC. Neither the Issuer nor the Trustee shall have any direct responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book-Entry Notes.

Withholding Taxes           The amount of any taxes required under applicable
-----------------           law to be withheld from any interest payment on a
                            Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Acceptance of Offers:       Each Agent will promptly advise the Issuer of each
                            reasonable offer to purchase Notes received by it, other than those rejected by the Agent. Such Agent may, in its discretion reasonably exercised, without notice to the Issuer, reject any offer received by it, in whole or in part. The Issuer will have the sole right to accept offers to purchase Notes and may reject any such offer, in whole or in part. If the Issuer rejects an offer, the Issuer will promptly notify such Agent.


Settlement:                 The receipt by the Issuer of immediately available
-----------                 funds in payment for a Book-Entry Note and receipt
                            by the Trustee of a property completed by the Trustee of a properly completed Pricing Supplement shall constitute "settlement" with respect to such Book-Entry Note. All orders accepted by the Issuer will be settled on the third Business Day from the date of the sale pursuant to the timetable for settlement set forth below unless the Issuer and the purchaser agree to settlement on another day which shall be no earlier than the next Business Day.

Settlement Procedures:      Settlement Procedures with regard to each Book-Entry
----------------------      Note sold by the Issuer through an Agent as agent,
                            shall be as follows:


                            For each offer accepted by the Issuer, the Presenting Agent shall communicate to the Issuer,
                            Attention: Thomas J. Sargeant, CFO (Fax No.: (703) 329-0060) who will provide a copy to the Trustee,
                            Attention: Robert J. Dunn (Fax No.: (617) 664-5151), and the Designated Agent, if any, by facsimile transmission or other acceptable

                               Exhibit B--Page 75
                            means, the information set forth below:

       *                    Principal amount.

       *                    Maturity Date of Notes.

       * In the case of a Fixed Rate Book-Entry Note, the interest rate or, in the case of a Floating Rate Book-Entry Note, the interest rate formula, the Initial Interest Rate (if known at such time), Index Maturity, Interest Reset Period, Interest Reset Dates, Spread or Spread Multiplier (if any), minimum interest rate (if any) and maximum interest rate (if any).

       *                    Interest Payment Period and Interest Payment Dates.

       *                    Redemption provisions, if any.

       *                    Repayment provisions, if any.

       *                    Settlement date (Original Issue Date).

       * Price to public of the Note (expressed as a percentage).

       * Agent's commission (to be paid in the form of a discount from the proceeds remitted to the Issuer upon settlement).

       *                    Original issue discount provisions if any.

       * In the case of Currency Indexed Notes, the above-listed information, as applicable, and the Base Exchange Rate(s), Base Interest Rate and Indexed Currencies.

       * In the case of Dual Currency Notes, the above-listed information, as applicable, and the Optional Payment Currency, Designated Exchange Rate and Optional Election Dates.

       *                    Net proceeds to the Issuer.


                            The Trustee will confirm the information set forth in Settlement Procedure "A" above by telephone with such Agent and the Issuer.

               The Trustee will assign a CUSIP number to the issue of Book-Entry
                            Notes and will telephone the Issuer and notify the Issuer of such CUSIP number. The Trustee will enter a pending deposit message through DTC's Participant Terminal System, providing the

                               Exhibit B--Page 76
                            following settlement information to DTC (which shall route such information to Standard & Poor's Ratings Services) and the Presenting Agent:

       *                    The applicable information set forth in Settlement
Procedure "A."

       * Identification as a Fixed Rate Book-Entry Note or a Floating Rate Book-Entry Note.

       * Initial Interest Payment Date for each issue of Book-Entry Notes of days by which such date succeeds the related DTC Record Date (which, in the case of Floating Rate Notes which reset daily or weekly shall be the date five calendar days immediately preceding the applicable Interest Payment Date and in the case of all other Notes shall be the Regular Record Date as defined in the Prospectus Supplement), the amount of interest payable on such Interest Payment Date per $1,000 principal amount of Notes at Maturity, and amount of interest payable per $1,000 principal amount of Notes in the case of Fixed Rate Notes.

       *                    CUSIP number of the such issue of Book-Entry Notes.

       * Whether such CUSIP number will identify any other issue of Book-Entry Notes (to the extent known at such time).


               To the extent the Issuer has not already done so, the Issuer will deliver to the Trustee a Pricing Supplement in a form that has been approved by the Issuer and the Agents and a letter advising of the relevant Issuance.

               DTC will credit such Book-Entry Notes to the Trustee's
                            participant account at DTC.

               The Trustee will enter an SDFS deliver order through DTC's
                            Participant Terminal System instructing DTC to (i) debit such Book-Entry Notes to the Trustee's participant account and credit such Book-Entry Notes to such Agent's participant account and (ii) debit such Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Book-Entry Notes less such Agent's commission. The entry of such a deliver order shall constitute a representation and warranty by the Trustee to DTC that (i) such Book-Entry Notes have been executed, delivered and authenticated and
                            (ii) the Trustee is holding the Master Note representing such Book-Entry Notes pursuant to the relevant Medium-Term Note Certificate Agreement between the Trustee and DTC.

               An Agent will enter an SDFS deliver order through DTC's
                            Participant Terminal System instructing DTC (i) to debit such Note to such Agent's

                               Exhibit B--Page 77
                            participant account and credit such Note to the participant accounts of the Participants with respect to such Note and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent for an amount equal to the price of such Note.

               Transfers of funds in accordance with SDFS deliver orders
                            described in Settlement Procedures "F" and "G" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

                            The Trustee, upon confirming receipt of such funds in accordance with Settlement Procedure "F," will wire transfer to the following account of the
                            Issuer:

                            Bank:             Fleet National Bank
                            ABA Number:       011 900 571
                            Account Number:   1510350-03121
                            For Credit To:    Fleet National Bank Loan
                                              Clearance Account
                            Reference:        AvalonBay Communities, Inc.
                            Attn:             Kim Lewis  (860) 986-5982

               in funds available for immediate use, the amount transferred to the Trustee in accordance with Settlement Procedure "F."

               An Agent will confirm the purchase of such Note to the purchaser either by transmitting to the Participants with respect to such Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser.

Settlement Procedures
---------------------
Timetable:                  For orders of Book-Entry Notes solicited by an
---------                   Agent, as agent, and accepted by the Issuer for
                            settlement on the first Business Day after the sale date, Settlement Procedures "A" through "J" set forth above shall be completed as soon as possible but not later than the respective times (New York
                            City time) set forth below:

                            Settlement Procedure              Time
                            --------------------              ----
                                 A                11:00 a.m. on the sale date
                                 B                12:00 noon on the sale date
                                 C                2:00 p.m. on the sale date
                                 D                3:00 p.m. on the day before
                                                  settlement
                                 E                9:00 a.m. on settlement date
                                 F-G              2:00 p.m. on settlement date
                                 H                4:45 p.m. on settlement date
                                 I-J              5:00 p.m. on settlement date

                               Exhibit B--Page 78

               If a sale is to be settled two Business Days after the sale date,
                            Settlement Procedure "A," "B" and "C" shall be completed as soon as practicable but not later than 11:00 a.m., 12:00 noon and 2:00 p.m., as the case may be, on the first Business Day after the sale date.

               If a sale is to be settled more than two Business Days after the sale date, Settlement Procedure "A" shall be completed as soon as practicable but no later than 11:00 a.m. on the first Business Day after the sale date and Settlement Procedures "B" and "C" shall be completed as soon as practicable but no later than 12:00 noon and 2:00 p.m., as the case may be, on the second Business Day before the settlement date. If the initial interest rate for a Floating Rate Book-Entry Note has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but not later than 12:00 noon and 2:00 p.m., respectively, on the Business Day before the settlement date. Settlement Procedure "H" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

               If settlement of a Book-Entry Note is rescheduled or canceled, the Trustee, upon receipt of notice from the Issuer, will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m. on the Business Day immediately preceding the scheduled settlement date.

Failure to Settle:          If an Agent or Trustee fails to enter an SDFS
-----------------           deliver order with respect to a Book-Entry Note
                            pursuant to Settlement Procedure "F," the Trustee may deliver to DTC, through DTC's Participant
                            Terminal System, as soon as practicable, a withdrawal message instructing DTC to debit such note to the Trustee's participant account. DTC will process the withdrawal message, provided that the Trustee's participant account contains a principal amount of Book-Entry Notes represented by the Master
                            Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Notes identified by a single CUSIP number, the Trustee will advise the Issuer and will make appropriate entries in its records. The CUSIP number assigned to such issue of Book-Entry Notes shall, in accordance with CUSIP
                            Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the issue of Book-Entry Notes identified by a single CUSIP number, the Trustee will advise the Issuer and will make appropriate entries in its records.

                               Exhibit B--Page 79

               If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Presenting Agent may enter SDFS deliver orders through DTC's Participant Terminal system reversing the orders entered pursuant to Settlement Procedures "F" and "G," respectively. Thereafter, the Trustee will deliver the withdrawal message and take the applicable related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than the failure by the Presenting Agent to provide the Purchase Information to the Issuer or to provide a confirmation to the purchaser, the Issuer will reimburse the Presenting Agent on an equitable basis for its loss of the use of the funds during the period when they were credited to the account of the Issuer.

               Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect.

Periodic Statements
-------------------
from the Trustee:           Periodically, the Trustee will send to the Issuer a
----------------            statement setting forth the principal amount of
                            Book-Entry Notes outstanding as of that date and setting forth a brief description of any sales of Book-Entry Notes of which the Issuer has advised the Trustee but which have not yet been settled.

Procedure for Rate Changes: The Issuer and each Agent will discuss from time to -------------------------- time the price of, and the rates to be borne by, the
                            Notes that may be sold as a result of the solicitation of offers by any Agent. Once an Agent has recorded any indication of interest in Notes upon certain terms, and communicated with the Issuer, if the Issuer plans to accept an offer to purchase Notes upon such terms, it will prepare a Pricing Supplement to the Prospectus, as then amended or supplemented, reflecting the terms of such Notes and will arrange to transmit such Pricing Supplement to the Commission for filing in accordance with and within the time prescribed by the applicable paragraph of Rule 424(b) under the Act. The Issuer will supply at least two copies of the Prospectus as then amended or supplemented, and bearing such Pricing Supplement, to the Presenting Agent. No settlements with respect to Notes upon such terms may occur prior to such transmitting and such Agent will not, prior to such transmitting, mail confirmations to customers who have offered to purchase Notes upon such terms. After such transmitting, sales and mailing of confirmations and settlements may occur with respect to Notes upon such terms, subject to the provisions of "Delivery of Prospectus" below.

                               Exhibit B--Page 80

               Outdated Stickers, and copies of the Prospectus to which they are attached (other than those retained for files), will be destroyed.


Suspension of Solicitation;
---------------------------
Amendment or Supplement:    As provided in the Agency Agreement, the Issuer may
-----------------------     suspend solicitation of purchase at any time, and,
                            upon receipt of notice from the Issuer, the Agents will as promptly as practicable, but in no event later than one Business Day following such notice, suspend solicitation until such time as the Issuer has advised them that solicitation of purchases may be resumed.


               If the Agents receive the notice from the Issuer contemplated by
                            Section 4(b) of the Agency Agreement, they will promptly suspend solicitation and will only resume solicitation as provided in the Agency Agreement. If the Issuer decides to amend or supplement the Registration Statement or the Prospectus relating to the Notes, it will promptly advise the Agents and will furnish the Agents with the proposed amendment or supplement in accordance with the terms of the Agency Agreement. The Issuer will promptly file or mail to the Commission for filing such amendment or supplement, provide the Agents with copies of any such amendment or supplement, confirm to the Agents that such amendment or supplement has been filed with the Commission and advise the Agents that solicitation may be resumed. Any such suspension shall not affect the Issuer's obligations under the Agency Agreement; and in the event that at the time the Issuer suspends solicitation of purchases there shall be any offers already accepted by the Issuer outstanding for settlement, the Issuer will have the sole responsibility for fulfilling such obligations; the Agents will make reasonable efforts to assist the Issuer to fulfill such obligations, but the Agents will not be obligated to fulfill such obligations. The Issuer will in addition promptly advise the Agents and the Trustee if such offers are not to be settled and if copies of the Prospectus as in effect at the time of the suspension may not be delivered in connection with the settlement of such offers.

Delivery of Prospectus:     A copy of the Prospectus, as most recently amended
----------------------      or supplemented on the date of delivery thereof
                            (except as provided below), must be delivered to a purchaser prior to or together with the earlier of delivery of (i) the written confirmation provided for above, and (ii) any Note purchased by such purchaser at the following address:

                              if to:    PaineWebber Incorporated
                              to:       Fixed Income Division
                                        Attention:  Mike Sabatino
                                        1285 Avenue of the Americas, 11th Floor
                                        New York, NY  10019
                                        Telecopy Number:  (212) 713-2233
                                        Phone Number: (212) 713-4814

                               Exhibit B--Page 81
                              if to:    First Union Capital Markets
                              to:       Attn:  Mark Adamson
                                        301 South College Street, TW8
                                        Charlotte, NC  28288
                                        Telecopy Number:  (704) 383-7727

                              if to:    J.P. Morgan Securities Inc.
                              to:       Attn:  MTN Trading Desk
                                        60 Wall Street, 3rd Floor
                                        New York, NY  10260
                                        Telephone Number: (212) 648-0591
                                        Telecopy Number:  (212) 648-5909/13/

                              if to:    NationsBanc Montgomery Securities LLC
                              to both:     Continuously Offered Products
                                           100 North Tryon Street
                                           Charlotte, NC  28255
                                           Mail Code: NC 1007-07-01
                                           Telecopy Number:  (704) 388-9939/14/

                                           and

                                           Syndicate Operations
                                           100 North Tryon Street
                                           Charlotte, NC  28255
                                           Mail Code: NC 1007-07-01
                                           Telecopy Number: (704) 388-9212/15/

                              if to:    Warburg Dillon Read LLC
                              to:       Attention:  Jeff London
                                        677 Washington Blvd.
                                        Stamford, CT  06901
                                        Telecopy Number:  (212) 719-7139

-------------------
/13/  Please send by telecopy with original to follow by mail.
/14/  Please send by telecopy rather than mail.
/15/  Please send by telecopy rather than mail

                               Exhibit B--Page 82
                              if to:    State Street Bank and Trust
                                        (the Trustee)
                              to:       Attention:  Robert J. Dunn
                                        2 International Place, 4th Floor
                                        Boston, MA  02110
                                        Telecopy Number:  (617) 664-5151
                              and to:   the Designated Agent, if any.

                            For record keeping purposes, one copy of such Prospectus shall also be mailed to:

                                        O'Melveny & Myers LLP
                                        275 Battery Street, Suite 2600
                                        San Francisco, CA  94111-3305
                                        Attention:  Peter T. Healy, Esq.
                                        Telecopy Number: (415) 984-8701

                              and to:

                                        Goodwin, Procter & Hoar LLP
                                        Exchange Place
                                        53 State Street
                                        Boston, MA  02109-2281
                                        Attention:  John O. Newell, Esq.
                                        Telecopy Number:  (617) 523-1231

               The Issuer shall ensure that the Presenting Agent receives copies of the Prospectus and each amendment or supplement thereto (including appropriate Pricing Supplements) in such quantities and within such time limits as will enable the Presenting Agent to deliver such confirmation or Note to a purchaser as contemplated by these procedures and in compliance with the preceding sentence. If, since the date of acceptance of a purchaser's offer, the Prospectus shall have been supplemented solely to reflect any sale of Notes on terms different from those agreed to between the Issuer and such purchaser or a change in posted rates not applicable to such purchaser, such purchaser shall not receive the Prospectus as supplemented by such new supplement, but shall receive the Prospectus as supplemented to reflect the terms of the Notes being purchased by such purchaser and otherwise as most recently amended or supplemented on the date of delivery of the Prospectus.

                               Exhibit B--Page 83

                                   EXHIBIT C

                               Form of Opinion of
                             Counsel to the Company
                             ----------------------


          In rendering the following opinion, counsel may rely, to the extent they deem such reliance proper, on the opinions (in form and substance reasonably satisfactory to counsel to the Agents) of other counsel reasonably acceptable to counsel to the Agents as to matters governed by the laws of jurisdictions other than the United States, and as to matters of fact, upon certificates of officers of the Company and of government officials; provided that counsel to the Company shall state that the opinion of any such other counsel is in form satisfactory to counsel to the Company and, in the opinion of counsel to the company, counsel to the Company and the Agents are justified in relying on such opinions of other counsel. Copies of all such opinions and certificates shall be furnished to counsel to the Agents.

                              *     *     *     *

          1. The Registration Statement has been declared effective under the Securities Act. The Prospectus has been filed with the Commission pursuant to Rule 424(b) under the 1933 Act. To the best of our knowledge (based solely on an oral confirmation of a member of the Commission's staff), no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceeding for that purpose has been instituted or threatened by the Commission.

          2. Each part of the Registration Statement, when such part became effective, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and as of the date hereof, complied as to form in all material respects with the requirements of the 1933 Act and the rules and regulations thereunder (other than (i) the financial statements and supporting schedules and other financial and statistical information and data included therein or omitted therefrom, and (ii) any documents incorporated by reference into the Registration Statement, as to which we express no opinion) it being understood that, in passing upon compliance as to the form of the Registration Statement, we assume that the statements made therein are correct and complete.

          3. The descriptions in the Registration Statement (other than the documents incorporated by reference) and the Prospectus of statutes are accurate in all material respects and fairly present the information required to be disclosed therein. We do not know of any statutes or legal or governmental proceedings required to be described in the Prospectus that are not described as required, or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed.

          4. The Company is not and, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

          5. The Company is duly organized, validly existing and in good standing under the laws of the State of Maryland. The Company is qualified to transact intrastate business in the States of California, Connecticut, New Jersey, Indiana, Michigan, Minnesota, Missouri, New York, Ohio, Oregon, Rhode Island and Washington, the Commonwealths of Massachusetts and Virginia, and the District of Columbia as a foreign corporation and has full power and authority to conduct its business as described in the Registration Statement and Prospectus.

          6. Each of the Subsidiaries that owns a Current Community, a Development Community or a Redevelopment Community is a corporation, limited partnership, or limited liability company, as the case may be, that is validly existing and in good standing under the laws of its state of organization and has corporate or other power under its organizational documents and the applicable statutory law necessary to conduct its business as described in the Registration Statement and the Prospectus.

          7. We have obtained certificates of governmental agencies or officials in a list of specified jurisdictions stating that each Subsidiary is duly qualified or registered as a foreign corporation, limited liability company or limited partnership, as the case may be, to transact business, and is in good standing, in each jurisdiction listed in Exhibit A hereto opposite such Subsidiary's name (it being understood that Exhibit A will list for each Subsidiary the jurisdictions in which such Subsidiary's conduct of business or ownership or lease of property requires such qualification).

          8. Subject to the completion of the exchange of the common stock, the Series A Cumulative Redeemable Preferred Stock and the Series B Cumulative Redeemable Preferred Stock of Avalon Properties, Inc. for the Common Stock, Series F Cumulative Redeemable Preferred Stock and Series G Cumulative Redeemable Preferred Stock, respectively, of the Company, as of the date of such opinion, all of the outstanding shares of Common Stock and Preferred Stock of the Company identified in the Prospectus have been duly authorized and are validly issued, fully paid and nonassessable and conform to the description thereof in the Prospectus; and the shareholders of the Company have no preemptive or similar rights with respect to the Shares pursuant to the Company's Charter, the MGCL or the Contracts.

          9. (A) The Notes have been duly authorized by the Company and, when duly executed by the Company and duly authenticated and delivered by the Trustee in accordance with the terms of the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee), and issued and sold pursuant to the Distribution Agreement and applicable resolutions of the Pricing Committee appointed by the Board of Directors of the Comapny, such Notes will be valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture and enforceable against the Company in accordance with their terms, subject, as to enforcement, to the Enforceability Limitations.

              (B) The Company has full corporate power and authority to enter into the Indenture. The Indenture has been duly and validly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Limitations.

                               Exhibit C--Page 85

              (C) The Indenture has been duly qualified under the TIA.

              (D) The Indenture and the Notes conform in all material respects to the descriptions thereof in the Registration Statement and the Prospectus.

          10. The Company has full corporate power and authority to enter into the Distribution Agreement and each Terms Agreement. The Distribution Agreement has been duly and validly authorized, executed and delivered by the Company. The due authorization, execution, delivery and performance of the Indenture and the issuance and sale of the Notes on the terms contemplated in the Distribution Agreement will not (A) result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of the Subsidiaries, pursuant to the terms or provisions of any Contract (i) which we have prepared or negotiated on behalf of the Company and (ii) to which the Company or any of the Subsidiaries is a party or by or pursuant to which any of them or their respective properties is bound, affected or financed or (B) result in a breach or violation of any of the terms or provisions of, or constitute a default or result in the acceleration of any obligation under, (i) the articles of incorporation or by-laws of the Company, (ii) the articles or certificate of incorporation, by-laws, limited partnership agreements or other organizational documents of any of the Subsidiaries, (iii) any Contract to which the Company or any of the Subsidiaries is a party or by or pursuant to which any of them or their respective properties is bound, affected or financed or (iv) any statute, rule or regulation or judgment, ruling, decree or order, known to us, of any court or other governmental agency or body applicable to the business or properties of the Company or any of the Subsidiaries (except that we express no opinion as to the securities or Blue Sky laws of any jurisdiction other than the United States), in each case where such violation or default, individually or in the aggregate, might have a material adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries taken as a whole.

          11. Upon payment of the purchase price and delivery of the Notes in accordance with this Distribution Agreement and the applicable Terms Agreement, each of the purchasers thereof will receive good, valid and marketable title to such Notes, free and clear of all liens, charges and encumbrances.

          12. To our knowledge, no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required in connection with the issuance or sale of the Notes by the Company, except (i) such as have been obtained under the 1933 Act or the Securities Exchange Act of 1934, as amended, or (ii) such as may be required under state securities laws or the by-laws or rules of the NASD in connection with the purchase or distribution of the Notes by the Agents.

          13. To our knowledge, neither the Company nor any of the Subsidiaries is in violation of its respective articles or certificate of incorporation, by-laws, limited partnership agreements, or other organizational documents, as applicable, or in default (nor has an event occurred which with notice or lapse of time or both would constitute a default or acceleration) in the performance of any obligation, agreement or condition contained in any Contract known to us to which the Company or any of the Subsidiaries is a party, or by or pursuant to which any of them or their respective properties is bound, affected or financed, where such violation or

                               Exhibit C--Page 86
default, individually or in the aggregate, might have a material adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries taken as a whole.

          The limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in or incorporated by reference into the Registration Statement or the Prospectus and we make no representation that we have independently verified the accuracy, completeness or fairness of such statements. Without limiting the foregoing, we assume no responsibility for, and have not independently verified, the accuracy, completeness or fairness of the financial statements or notes thereto, financial schedules and other financial and statistical data contained in or incorporated by reference into the Registration Statement, and we have not examined the accounting, financial or statistical records from which such statements and notes, schedules and data are derived. However, in the course of our acting as counsel to the Company in connection with the preparation of the Registration Statement and the Prospectus and the public offering of the Notes, we have conferred with representatives of the Company, PricewaterhouseCoopers LLP, independent accountants for the Company, your representatives and representatives of O'Melveny & Myers LLP, your counsel, during which conferences and conversations the contents of the Registration Statement and the Prospectus and related matters were discussed. In addition, we reviewed certain documents made available to us by the Company or otherwise in our possession.

          Based on our participation in the above-mentioned conferences and conversations, our review of the documents described above and our understanding of applicable law, we advise you that:

          (a) No facts have come to our attention which cause us to believe that the Registration Statement (excluding the financial statements and notes thereto, financial schedules and other financial or statistical information and data included therein or omitted therefrom and excluding that part of the Registration Statement that constitutes the Form T-1 (the "Form T-1"), as to each of which we express no opinion), at the time it became effective, (or, if an amendment to the Registration Statement or an annual report of Form 10-K has been filed by the Company with the Commission subsequent to the effectiveness of the Registration Statement, then at the time such amendment became effective or at the time of the most recent such filing, as the case may be) or as of the date hereof contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (b) No facts have come to our attention which cause us to believe that the Prospectus (excluding the financial statements and notes thereto, financial schedules and other financial or statistical information and data included therein or omitted therefrom and the Form T-1, as to which we express no opinion), as of its date or the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                               Exhibit C--Page 87

          Such opinion shall also state that it is being rendered to the agents at the request of the Company and shall authorize the reliance of O'Melveny & Myers LLP with respect to matters governed by the MGCL for the sole purpose of rendering their opinion to the Agents under the Distribution Agreement.

                               Exhibit C--Page 88

                                  SCHEDULE I

                         INFORMATION IN THE PROSPECTUS
                            FURNISHED BY ANY AGENT
                            ----------------------


          The following information appearing in the preliminary prospectus, if any, and the Prospectus has been furnished by the Agents in writing specifically for use in the preparation of such preliminary prospectus and the Prospectus:

          1.  The names of the Agents on the front and back covers.

          2.  The legend regarding stabilization on the inside front cover.

          3. The following information under the caption "Supplemental Plan of Distribution:"

              a.  the names of the Agents in the first paragraph

              b. the information in the eighth full paragraph (regarding transactions among the Company and affiliates of certain Agents, among other matters) as to which each Agent supplied only the information relating to such Agent and its affiliates.

                                  SCHEDULE II

                             List of Subsidiaries
                             --------------------

                                                                                Transfer of
LIMITED PARTNERSHIP/LIMITED LIABILITY                        AVB Ownership     Interests or                     Foreign
COMPANY/JOINT VENTURE INTEREST                                  Interest         Formation       State       Qualification
-----------------------------------------------------------------------------------------------------------------------------

Falkland Partners, a MD general partnership*..............               50%           7/1/85  MD
4100 Massachusetts Avenue Associates L.P..................              100%          6/21/94  DOC
Town Run Associates, a NJ general Partnership*............
                                                                         49%          11/3/94  NJ
Town Grove Limited Liability Company......................               49%         12/27/94  CT
Town Close Associates L.P.................................             86.5%          4/10/92  CT
Avalon Lake Arbor Associates L.P..........................              100%           8/4/95  MD
Avalon Decoverly Associates L.P...........................              100%          8/11/95  VA
Smithtown Galleria Associates L.P.........................              100%          7/25/91  CT         NY
Avalon Fairway Hills I Associates (General Partnership),
 a MD general partnership*................................              100%           8/8/96  MD

Avalon Fairway Hills II Associates (General Partnership),
 a MD general partnership*................................              100%           8/8/96  MD

Bronxville West Limited Liability Company.................               60%          10/8/96  CT         NY
Avalon Ballston II Limited Partnership....................               99%          1/13/97  DE         VA
Avalon DownREIT V Limited Partnership.....................               99%          11/7/97  DE         IL, IN, MN, MO, OH
San Francisco Bay Partners II, LTD........................               94%           7/2/84  CA
Toyon Road San Jose Partners, L.P.........................              100%           3/9/94  CA
San Francisco Bay Partners III, L.P.......................              100%          3/10/94  CA
Foxchase Drive San Jose Partners II, L.P..................              100%           3/9/94  CA
Bay Countrybrook L.P......................................               99%          6/12/96  DE         CA
Bay Rincon, L.P...........................................                            5/16/97  CA
Bay Pacific Northwest, L.P................................               99%          8/29/97  DE         WA
Avalon Bay Devonshire LLC.................................               99%          5/20/98  MN
Avalon Bay Edinburgh LLC..................................               99%          5/20/98  MN
Avalon Bay BFG L. P.......................................              100%          5/21/98  MA

* A subsidiary of the Company but not included within the defined term "Subsidiary" for purposes of this Agreement.

                                                                                Transfer of
                                                             AVB Ownership     Interests or                    Foreign
CORPORATE SUBSIDIARIES                                          Interest         Formation       State      Qualification
----------------------------------------------------------------------------------------------------------------------------

Bay Asset Group, Inc......................................              100%          3/17/94  MD         CA
Bay Waterford, Inc........................................              100%          3/17/94  MD         CA
Bay Development Partners, Inc.............................              100%          3/17/94  MD         CA
Bay GP, Inc...............................................              100%          3/17/94  MD         CA
Avalon Town Green II, Inc.................................              100%          8/24/93  MD         NY
Avalon Chase Ridge, Inc...................................              100%         10/27/93  MD
Avalon Chase Glen, Inc....................................              100%         10/27/93  MD
Avalon Chase Grove, Inc...................................              100%          3/18/94  MD
Avalon Chase Hampton II, Inc..............................              100%         10/27/93  MD         VA
Avalon Chase Heritage, Inc................................              100%         10/27/93  MD         VA
Avalon Town Meadows, Inc..................................              100%          5/27/94  MD         MA
Lexington Ridge-Avalon, Inc...............................              100%         10/27/93  MD         MA
Avalon Town View, Inc.....................................              100%         10/27/93  MD         NY
Avalon Development Services, Inc..........................              100%         11/24/97  MD         WA, OR
Avalon 4100 Mass. Avenue, Inc.............................              100%          6/15/94  MD         DC
Town Cove Jersey City Urban Renewal, Inc..................              100%           2/2/94  NJ
Town Cove II Jersey City Urban Renewal, Inc...............              100%          4/16/96  NJ
Avalon Transactions, Inc..................................              100%         12/27/94  CT
Avalon Decoverly, Inc.....................................              100%           3/8/95  MD
Avalon Collateral, Inc....................................              100%           3/1/96  MD         VA, NJ
Avalon Lake Arbor, Inc....................................              100%          7/14/95  MD
Avalon Fairway II, Inc....................................              100%          6/27/97  MD
Avalon Commons, Inc.......................................              100%           2/1/96  MD         NY
Avalon Ballston II, Inc...................................              100%          11/1/96  MD         VA
Avalon DownREIT V, Inc....................................              100%          11/7/97  MD         DE, IL, IN, MN,
                                                                                                          MO, OH
Avalon Oaks, Inc..........................................              100%           9/4/97  MD         MA
Avalon BFG, Inc...........................................              100%          5/14/98  MD         MA
Avalon Bay Fairlane, Inc..................................              100%          7/22/98  MD         MI
AvalonBay Services I, Inc.................................              100%          8/28/98  MD
AvalonBay Services II, Inc................................              100%          8/28/98  MD

                             Schedule II--Page 91

                                  SCHEDULE III

                                  COMMISSIONS
                                  -----------

          As compensation for the services of an Agent hereunder, the Company shall pay such Agent, on a discount basis, a commission for the sale of each Note equal to the principal amount of such Note multiplied by the appropriate percentage set forth below:


          MATURITY RANGES                       PERCENT OF
                                           PRINCIPAL AMOUNT

From 9 months to less than 1 year                .125%

From 1 year to less than 18 months               .150%

From 18 months to less than 2 years              .200%

From 2 years to less than 3 years                .250%

From 3 years to less than 4 years                .350%

From 4 years to less than 5 years                .450%

From 5 years to less than 6 years                .500%

From 6 years to less than 7 years                .550%

From 7 years to less than 10 years               .600%

From 10 years to less than 15 years              .625%

From 15 years to less than 20 years              .700%

From 20 years to 30 years                        .750%

Greater than 30 years                                *


*  As agreed to by the Company and such Agent at the time of sale.

                                      S-92